                                 SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No. __)

                          Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                        [X] Preliminary Proxy Statement
  [ ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
                                  14a-6(e)(2))
                         [ ] Definitive Proxy Statement
                      [ ] Definitive Additional Materials
  [ ] Soliciting  Material  Pursuant  to  Section   240.14a-11(c)  or  Section
                                   240.14a-12

                        Frank Russell Investment Company
                (Name of Registrant as Specified In Its Charter)
       _________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):
                              [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:
  ___________________________________________________________________________

        2)  Aggregate number of securities to which transaction applies:
  ___________________________________________________________________________

 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
  ___________________________________________________________________________

              4)  Proposed maximum aggregate value of transaction:
  ___________________________________________________________________________

                              5)  Total fees paid:
  ___________________________________________________________________________



[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act

    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
    ___________________________________________________________________________

2)  Form, Schedule or Registration Statement No.:
    ___________________________________________________________________________

3)  Filing Party:
    ___________________________________________________________________________

4)  Date Filed:
    ___________________________________________________________________________

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A Street
                            Tacoma, Washington 98402
                                 1-866-606-0471

Dear Shareholder:

    Enclosed is a Notice of Special Meeting of Shareholders ("Shareholders") of Frank Russell Investment Company ("FRIC"). The Special Meeting has been called for November 15, 2001 at 10:00 a.m., local time, at the offices of FRIC at 909 A Street, Tacoma, Washington 98402. The accompanying Proxy Statement details the proposals being presented for your consideration as Shareholders of FRIC's series (each a "Fund" and collectively, the "Funds").

    The Special Meeting will consider several proposals, and Shareholders will be asked to:

  1.  Elect two members of the Board of Trustees of FRIC;

  2. Approve a change in the Equity Income and Equity III Funds' fundamental investment objectives such that the Funds will seek to provide capital appreciation. (This proposal applies to the Equity Income and Equity III Funds only);

  3. Approve amendments to certain fundamental investment restrictions of certain of the Funds;

  4. Approve amendments to certain fundamental investment restrictions of each of the FRIC funds that operates as a fund of funds (collectively, the "Funds of Funds"); and

  5. Approve elimination of certain fundamental investment restrictions of the Funds.

    A proxy card for the Special Meeting is enclosed. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR CARD AS SOON AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SPECIAL MEETING.

                                             Sincerely,

                                             /s/ Karl J. Ege
                                             Karl J. Ege
                                             Secretary

Note: If you own shares of more than one Fund, you may receive more than one proxy card. PLEASE COMPLETE EACH CARD PROVIDED so that each Fund will have the quorum needed to conduct its business.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A Street
                            Tacoma, Washington 98402

                             ---------------------

 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF FRANK RUSSELL INVESTMENT COMPANY

                        TO BE HELD ON NOVEMBER 15, 2001

                             ---------------------

    To the shareholders (the "Shareholders") of each of the Equity I Fund, Equity II Fund, Equity III Fund, Equity Q Fund, Tax-Managed Large Cap Fund, Tax-Managed Small Cap Fund, International Fund, Emerging Markets Fund, Fixed Income I Fund, Fixed Income III Fund, Money Market Fund, Diversified Equity Fund, Special Growth Fund, Equity Income Fund, Quantitative Equity Fund, International Securities Fund, Real Estate Securities Fund, Diversified Bond Fund, Short Term Bond Fund, Multistrategy Bond Fund, Tax Exempt Bond Fund, U.S. Government Money Market Fund, Tax Free Money Market Fund, Select Growth Fund, Select Value Fund, Equity Aggressive Strategy Fund, Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Tax-Managed Global Equity Fund (collectively, the "Funds"):

    NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the "Special Meeting") of Frank Russell Investment Company ("FRIC") will be held at FRIC's offices located at 909 A Street, Tacoma, Washington, on November 15, 2001 at 10:00 a.m., local time, for the following purposes:

      1. To elect two members of the Board of Trustees of FRIC;

      2. To approve a change in the Equity Income and Equity III Funds' fundamental investment objectives such that the Funds will seek to provide capital appreciation. (This proposal applies to the Equity Income and Equity III Funds only);

      3. To amend certain of the fundamental investment restrictions of the Funds that are not "funds of funds" (the "Non-Funds of Funds"):

        (a) To amend the Non-Funds of Funds' fundamental investment restriction regarding borrowing;

        (b) To amend the Non-Funds of Funds' fundamental investment restriction regarding underwriting;

        (c) To amend the Non-Funds of Funds' fundamental investment restriction regarding lending;

        (d) To amend the Non-Funds of Funds' fundamental investment restriction regarding investing in commodities;

        (e) To amend the Non-Funds of Funds' fundamental investment restriction regarding issuing senior securities; and

        (f) To amend the Non-Funds of Funds' fundamental investment restriction regarding industry concentration; and

      4. To amend certain fundamental investment restrictions for the Funds that are "funds of funds" (the "Funds of Funds"):

        (a) To amend the Funds of Funds' fundamental investment restriction regarding borrowing;

        (b) To amend the Funds of Funds' fundamental investment restriction regarding underwriting;

        (c) To amend the Funds of Funds' fundamental investment restriction regarding lending;

        (d) To amend the Funds of Funds' fundamental investment restriction regarding investing in commodities;

        (e) To amend the Funds of Funds' fundamental investment restriction regarding issuing senior securities;

        (f) To amend the Funds of Funds' fundamental investment restriction regarding industry concentration; and

      5. To eliminate certain fundamental investment restrictions:

        (a) To eliminate the Funds' fundamental investment restrictions regarding making investments in companies for the purpose of exercising control or management;

        (b) To eliminate the Funds' fundamental investment restrictions regarding purchasing securities on margin and making short sales;

        (c) To eliminate the Funds' fundamental investment restrictions regarding purchasing securities of other investment companies;

        (d) To eliminate the Funds' fundamental investment restrictions regarding investments in options;

        (e) To eliminate the Funds' fundamental investment restrictions regarding participating in joint trading accounts;

        (f) To eliminate the Funds' fundamental investment restriction regarding purchases or sales of portfolio securities made by affiliates;

        (g) To eliminate the Funds' fundamental investment restriction regarding diversification of investments and the restriction regarding acquiring more than certain percentages of the securities of any one issuer; and

        (h) To eliminate the Funds' fundamental investment restriction regarding investments in convertible bonds (this restriction is applicable to the Fixed Income I, Diversified Bond and Short Term Bond Funds only).

    The Special Meeting also will consider and act upon any other business (none being known as of the date of this notice) as may legally come before the Special Meeting or any adjournment thereof.

    The attached Proxy Statement provides more information concerning each of the proposed items upon which Shareholders will be asked to vote.

    Shareholders of record as of the close of business on September 5, 2001 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                             By Order of the Board of
                                                Trustees,

                                             /s/ Karl J. Ege
                                             Karl J. Ege
                                             Secretary

Tacoma, Washington
September [ ], 2001

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----
 Questions and Answers: About the Special Meeting and the Proxy
   Statement.......................................................      1
 Proposal 1: Election of Trustees to the Board of Trustees of
             FRIC.................................................       7
 Proposal 2: To change the Equity Income and Equity III Funds'
             fundamental investment objectives to provide that the
             Funds will seek to provide capital appreciation (This
             proposal applies to the Equity Income and Equity III
             Funds) ..............................................       13
 Proposal 3: To amend certain of the fundamental investment
             restrictions of the Non-Funds of Funds...............       17
    3(a):    Borrowing Money......................................       17
    3(b):    Underwriting Securities..............................       19
    3(c):    Lending..............................................       22
    3(d):    Investments in Commodities...........................       23
    3(e):    Issuing Senior Securities............................       24
    3(f):    Concentration of Investments.........................       27
 Proposal 4: To amend certain of the fundamental investment
             restrictions of the Funds of Funds...................       29
    4(a):    Borrowing Money......................................       29
    4(b):    Underwriting Securities..............................       31
    4(c):    Lending..............................................       34
    4(d):    Investments in Commodities...........................       35
    4(e):    Issuing Senior Securities............................       36
    4(f):    Concentration of Investments.........................       39
 Proposal 5: To eliminate certain of the Funds' fundamental
             investment restrictions..............................       40
    5(a):    Making investments in companies for the purpose of
             exercising control or management.....................       41
    5(b):    Purchasing securities on margin and making short
             sales................................................       42
    5(c):    Purchasing securities of other investment companies..       45
    5(d):    Investments in options...............................       46
    5(e):    Participating in joint trading accounts..............       46
    5(f):    Purchases or sales of portfolio securities...........       47
    5(g):    Diversification of investments and acquiring more
             than certain percentages of an issuers outstanding
             securities...........................................       48
    5(h):    Investments in convertible bonds (this proposal
             applies to the Fixed Income I, Diversified Bond and
             Short Term Bond Funds)...............................       49
 Other Business....................................................      50
 Information about FRIC............................................      50
 Further Information...............................................      52
 List of Names and Addresses of Money Managers.....................  Appendix A
 Beneficial Owners of the Funds....................................  Appendix B
 Audit Committee Charter ..........................................  Appendix C

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A Street
                            Tacoma, Washington 98402
                                 1-866-606-0471

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                            DATED SEPTEMBER 5, 2001

                    FOR A SPECIAL MEETING OF SHAREHOLDERS OF
                        FRANK RUSSELL INVESTMENT COMPANY

                QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                            AND THE PROXY STATEMENT

INFORMATION ABOUT VOTING

Q.  Who is asking for my vote?

A. The Board of Trustees (the "Board" or the "Trustees") of Frank Russell Investment Company ("FRIC") has requested that Shareholders vote on several matters in connection with the special meeting of Shareholders of the various funds of FRIC (the "Special Meeting"). The Special Meeting will be held at 10:00 a.m. local time, on November 15, 2001, at the offices of FRIC located at 909 A Street, Tacoma, Washington. FRIC proposes to mail the Notice of the Special Meeting, the proxy card and the Proxy Statement to Shareholders on or about September 7, 2001.

    FRIC was established as a Maryland corporation on October 15, 1981. On January 2, 1985, FRIC was reorganized by changing its domicile and legal status to a Massachusetts business trust. This Proxy Statement relates to each of the thirty-one (31) series of FRIC (each a "Fund," and together, the "Funds").

Q.  Who is eligible to vote?

A. Shareholders of record of the Funds at the close of business on September 5, 2001 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment of the Special Meeting on the proposals applicable to the Fund(s) for which they hold shares. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

GENERAL INFORMATION ABOUT THE FUNDS

Q.  How are the Funds managed?

A. FRIC is an open-end, management investment company organized under the laws of the Commonwealth of Massachusetts, with principal offices located at

    909 A Street, Tacoma, Washington 98402. Under Massachusetts law, each Fund is a "sub-trust" of FRIC. The management of the business and affairs of FRIC is the responsibility of the Board. The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with the Funds' investment adviser, Frank Russell Investment Management Company ("FRIMCo"), and the Funds' respective sub-advisers ("Money Managers"). FRIC's officers and Trustees are responsible for the day-to-day management and administration of the Funds' operations. The Money Managers are responsible for selection of individual portfolio securities for the assets assigned to them.

    Certain of the Funds are "funds of funds", meaning that they invest substantially all of their investable assets in other mutual funds. The "funds of funds" include the Equity Aggressive Strategy Fund, the Aggressive Strategy Fund, the Balanced Strategy Fund, the Moderate Strategy Fund, the Conservative Strategy Fund and the Tax-Managed Global Equity Fund (together, the "Funds of Funds", each a "Fund of Funds"). Each Fund of Funds invests in a combination of the Class S shares of certain other Funds of FRIC ("Underlying Funds"). The Underlying Funds also sell their Class S shares directly to investors and have other classes of shares that are sold directly to investors.

    Including the Funds of Funds, FRIC has thirty-one (31) series, or Funds, in all. The non-funds of funds include: the Equity I Fund, Equity II Fund, Equity III Fund, Equity Q Fund, Tax-Managed Large Cap Fund, Tax-Managed Small Cap Fund, International Fund, Emerging Markets Fund, Fixed Income I Fund, Fixed Income III Fund, Money Market Fund, Diversified Equity Fund, Special Growth Fund, Equity Income Fund, Quantitative Equity Fund, International Securities Fund, Real Estate Securities Fund, Diversified Bond Fund, Short Term Bond Fund, Multistrategy Bond Fund, Tax Exempt Bond Fund, U.S. Government Money Market Fund, Tax Free Money Market Fund, Select Growth Fund and Select Value Fund (together, the "Non-Funds of Funds", each a "Non-Fund of Funds").

    FRIC has received an exemptive order from the U.S. Securities and Exchange Commission ("SEC") which permits FRIC, with the approval of the Board, to engage and terminate Money Managers without a shareholder vote. On January 22, 1996, the shareholders of FRIC voted to approve this arrangement. Appendix A to this Proxy Statement lists the current Money Managers for the Funds. The Money Managers will not change as a result of the proposals that Shareholders are being asked to consider at the Special Meeting.

GENERAL INFORMATION ABOUT THE PROPOSALS

Q.  What is the purpose of this Proxy Statement?

A. The principal purpose of this Proxy Statement is to seek shareholder approval of the matters identified in the table below.

                                                               Shareholders
                           Proposal                              Solicited
                           --------                            ------------
 1.  To elect two members of the Board of Trustees of       Each Fund
     FRIC.

 2.  To approve a change in the Equity Income and Equity    Equity Income Fund
     III Funds' fundamental investment objectives the       and Equity III Fund
     effect of which will be that such Funds will seek to
     provide capital appreciation.

 3. To approve amendments to certain fundamental investment restrictions of the Non-Funds of Funds:

     3.a To approve a change to these Funds' fundamental    Each of the Non-
         investment restriction regarding borrowing to      Funds of Funds
         provide the Funds with greater borrowing
         flexibility;

     3.b To approve a change to these Funds' fundamental    Each of the Non-
         investment restriction regarding underwriting to   Funds of Funds
         provide clarification and to allow flexibility
         to invest in restricted securities;

     3.c To approve a change to these Funds' fundamental    Each of the Non-
         investment restriction regarding lending to        Funds of Funds
         provide greater lending flexibility;

     3.d To approve a change to these Funds' fundamental    Each of the Non-
         investment restriction regarding investing in      Funds of Funds
         commodities to provide flexibility as to the
         types of investments which may be made by the
         Funds and to clarify that these investments may
         be used for any purpose, including hedging;

     3.e To approve a change to these Funds' fundamental    Each of the Non-
         investment restriction regarding issuing senior    Funds of Funds
         securities and short sales to clarify that the
         Funds may make certain transactions that have
         been interpreted as not constituting the
         issuance of senior securities under the federal
         securities laws; and

     3.f To approve a change to these Funds' fundamental    Each of the Non-
         investment restriction regarding industry          Funds of Funds
         concentration to clarify that concentration is
         determined by looking at the Funds' "net" assets
         and to exempt from the 25% limitation securities
         of other investment companies.

                                                               Shareholders
                           Proposal                              Solicited
                           --------                            ------------
 4.  To approve amendments to certain of the investment
     restrictions of the Funds of Funds:

     4.a To approve a change to these Funds' fundamental    Each of the Funds
         investment restriction regarding borrowing to      of Funds
         provide the Funds with greater borrowing
         flexibility;

     4.b To approve a change to these Funds' fundamental    Each of the Funds
         investment restriction regarding underwriting to   of Funds
         allow flexibility to invest in restricted
         securities;

     4.c To approve a change to these Funds' fundamental    Each of the Funds
         investment restriction regarding lending to        of Funds
         provide future flexibility for the Funds to
         engage in securities lending should the Funds
         cease to operate as funds of funds;

     4.d To approve a change to these Funds' fundamental    Each of the Funds
         investment restriction regarding investing in      of Funds
         commodities to provide flexibility for investing
         in currencies, entering into certain futures
         contracts and purchasing or selling options on
         such futures contracts;

     4.e To approve a change to these Funds' fundamental    Each of the Funds
         investment restriction regarding issuing senior    of Funds
         securities to clarify that the Funds may make
         certain transactions that have been interpreted
         as not constituting the issuance of senior
         securities under the federal securities laws;
         and

     4.f To approve a change to these Funds' fundamental    Each of the Funds
         investment restriction regarding industry          of Funds
         concentration to clarify that concentration is
         determined by looking at the Funds' "net"
         assets.

 5. To eliminate certain of the Fund's fundamental investment restrictions:

     5.a To eliminate the Funds' fundamental investment     Each Fund
         restriction regarding making investments for the
         purpose of exercising control or management;

     5.b To eliminate the Funds' fundamental investment     Each Fund
         restriction regarding purchasing securities on
         margin and effecting short sales;

     5.c To eliminate the Funds' fundamental investment     Each Fund
         restriction regarding purchasing securities of
         other investment companies;

                                                               Shareholders
                           Proposal                              Solicited
                           --------                            ------------
     5.d To eliminate the Funds' fundamental investment     Each Fund
         restriction regarding investments in options;

     5.e To eliminate the Funds' fundamental investment     Each Fund
         restriction regarding participating in joint
         trading accounts;

     5.f To eliminate the Funds' fundamental investment     Each Fund
         restriction regarding purchases or sales of
         portfolio securities made by or to affiliated
         persons of FRIC;

     5.g To eliminate the Funds' fundamental investment     Each Fund
         restriction regarding diversification of
         investments and the restriction regarding
         acquiring more than maximum specified
         percentages of an issuer's securities; and

     5.h To eliminate these Funds' fundamental investment   Fixed Income I,
         restriction regarding investments in convertible   Diversified Bond
         bonds.                                             and Short Term Bond
                                                            Funds

Q.  How do the Trustees recommend that I vote for these proposals?

A.  The Trustees recommend that shareholders vote FOR each proposal.

ADDITIONAL INFORMATION REGARDING THE PROPOSALS

Q.  How do I vote my shares?

A. You may vote your shares in writing, by executing the enclosed proxy card(s), or via the Internet. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To vote via the Internet, please access the website listed on your proxy card(s) or noted in the enclosed voting instructions. To vote via the Internet, you will need the "control number" that appears on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. If you vote via the Internet, you may incur costs associated with electronic access providers and telephone companies.

    Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 5, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for one or more of the Proposals, your shares will be voted by the proxies for the proposals on which you have not specified a vote as follows:

  . IN FAVOR of electing each of the two members of the Board of Trustees of FRIC (Proposal 1);

  . IN FAVOR of approving a change in the Equity Income and Equity III
    Funds' fundamental investment objectives (this proposal will only be voted on for each Fund by the shareholders of that Fund) the effect of which will be that such Funds will seek to provide capital appreciation (Proposal 2);

  . IN FAVOR of the proposed amendments to certain of the fundamental investment restrictions that apply to your Non-Fund(s) of Funds (Proposals 3(a)-3(f));

  . IN FAVOR of the proposed amendments to certain of the fundamental investment restrictions that apply to your Fund(s) of Funds (Proposals 4(a)-4(f)); and

  . IN FAVOR of the proposed elimination of certain of the fundamental investment restrictions that apply to your Fund(s) (Proposal 5(b) will only be voted on by the shareholders of the Fixed Income I, Diversified Bond and Short Term Bond Funds) (Proposals 5(a)-5(h)).

Q.  If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time prior to its exercise by voting in person at the meeting or by submitting, before the meeting, written notice of revocation, a later-dated proxy or a later-dated vote via the Internet. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy or vote over the Internet. This will help us ensure that an adequate number of shares are present for the Special Meeting.

                                 THE PROPOSALS

           PROPOSAL 1: TO ELECT TWO MEMBERS OF THE BOARD OF TRUSTEES

    At their meetings held on April 30, 2001 and August 20, 2001, the Trustees determined to present the election of the two trustees who have not been previously elected by the shareholders to hold office until their successors are elected. FRIC currently has nine trustees, seven of whom have previously been elected by FRIC's shareholders. This Proposal 1 will not affect the status of these seven persons as Trustees and these Trustees will continue to hold office until they resign, retire or are removed from office and their successors are elected.

    In considering the nominees for election as Trustees of FRIC, the Trustees took into account the qualifications of each of the nominees and the concern for the continued efficient conduct of FRIC's business. In particular, the Trustees considered the requirements of the Investment Company Act of 1940, and any amendments thereto (the "1940 Act") as they apply to the election of the two nominees.

    Because FRIC does not hold regular annual meetings, each nominee, if elected, will hold office until his or her successor is elected and qualified. The Board may call special meetings of Shareholders for action by Shareholder vote as may be required by the 1940 Act or required or permitted by the Amended Master Trust Agreement and by-laws of FRIC. In compliance with the 1940 Act, Shareholder meetings will be held to elect Trustees whenever fewer than a majority of the Trustees holding office have been elected by the shareholders or, in the case of filling vacancies, to assure that at least two-thirds of the Trustees holding office after vacancies are filled have been elected by Shareholders.

The Nominees

    The following information is provided for each of the two nominees. It includes the nominee's name, principal occupation(s) or employment during the past five years, date of birth, address and directorships with other companies that file reports periodically with the SEC. Each of the nominees is currently a Trustee of FRIC. Neither of the nominees is an "interested person" of FRIC as defined in Section 2(a)(19) of the 1940 Act and neither nominee beneficially owned more than 1% of FRIC's shares as of the Record Date. Each of the nominees currently oversees 36 funds in the Frank Russell Fund complex. The Frank Russell Fund complex consists of FRIC and Russell Insurance Funds.

Kristianne Blake
Trustee since 2000.

Also currently: Trustee, Russell Insurance Funds; President, Kristianne Gates Blake, P.S. (accounting services); Trustee, WM Group of Funds; Trustee, William
H. & Mary M. Gates Charitable Remainder Annuity Trust; Director, Avista Corp. Born January 22, 1954.

P.O. Box 28338 Spokane, Washington 99228.

Raymond P. Tennison, Jr.
Trustee since 2000.

Also currently: Trustee, Russell Insurance Funds and President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company. Prior to July 1997, President and Board member, Simpson Paper Company. Born December 21, 1955.

1301 5th Avenue, Suite 2800, Seattle, Washington 98101.

    There were four regular meetings of the Board of Trustees, three special meetings of the Board of Trustees and one telephonic meeting of the Board of Trustees held in the year 2000. All of the Trustees, including the nominees, attended at least 75% of the meetings of the Board of Trustees held during that time.

    The Board of Trustees has an Audit Committee, which is composed of the Trustees who are not "interested persons" of FRIC as defined in section 2(a)(19) of the 1940 Act (the "Independent Trustees"). The function of the Audit Committee is to advise the Board with regard to the appointment of FRIC's independent auditors, review and approve audit and non-audit services of FRIC's independent auditors, and meet with FRIC's financial officers to review the conduct of accounting and internal controls. The Audit Committee also serves as a vehicle for the Trustees to consult separately with FRIC's outside counsel. The Audit Committee met twice during the year ended December 31, 2000. All members of the Audit Committee attended the Audit Committee meetings. The Board has a standing Nominating and Governance Committee, which, as of the Record Date, was comprised of all the Independent Trustees of FRIC. The function of the Nominating and Governance Committee, which was established by the Board on August 20, 2001, is to make nominations for Independent Trustee membership on the Board, periodically review Board governance procedures and committee membership and to review periodically Trustee compensation with the advice or recommendations of FRIC's management. The Nominating and Governance Committee did not exist and, therefore, did not meet during the year ended December 31, 2000. The Nominating and Governance Committee will consider qualified Trustee candidates recommended by Shareholders as and when the need arises, in the Committee's sole discretion, to fill any vacancies on the Board resulting from the death, resignation, retirement, or removal of Independent Trustees. Shareholders wishing to recommend Trustee candidates for consideration by the Nominating and Governance Committee may do so by submitting their written recommendations, with supporting information, to the Secretary of FRIC.

Information Regarding the Other Trustees and the Officers of FRIC

    Listed below, are the Trustees of FRIC not named above and the principal executive officers, including their names, ages, position(s) with FRIC, and principal occupation or employment during the past five years. An asterisk (*) indicates that the Trustee or officer is an "interested person" of FRIC as defined in section 2(a)(19) of the 1940 Act. Mr. George F. Russell and Mr. Lynn
L. Anderson are the only Trustees who are "interested persons" of FRIC as defined in section 2(a)(19) of the 1940 Act.

They are interested persons of FRIC because of their relationships with FRIMCo or its affiliates. As used in the list below, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.

*George F. Russell, Jr.,
Trustee Emeritus and Chairman Emeritus since 1998.

Also currently: Trustee Emeritus and Chairman Emeritus Russell Insurance Funds; Director, Chairman of the Board Emeritus and Chief Executive Officer, Russell Building Management Company, Inc.; Director and Chairman of the Board, Frank Russell Company, Frank Russell Securities, Inc., Frank Russell Trust Company and Frank Russell Investments (Delaware), Inc.; Director Emeritus, Frank Russell Investment Management Company; Director, Chairman of the Board and President, Russell 20/20 Association. From 1984 to December 1998, Trustee and Chairman of the Board of FRIC. From August 1996 to December 1998, Trustee, Russell Insurance Funds. Born July 3, 1932.

909 A Street Tacoma, Washington, 98402-1616.

*Lynn L. Anderson
Trustee, President and Chief Executive Officer since 1987

Also currently: Trustee, President and Chief Executive Officer, Russell Insurance Funds; Director, Chief Executive Officer and Chairman of the Board, Russell Fund Distributors, Inc.; Trustee, Chairman of the Board, President, The SSgA Funds (investment company); Director and Chairman of the Board, Frank Russell Investment Management Company; Director and Chairman of the Board, Frank Russell Trust Company; Director and Chairman of the Board, Frank Russell Investment Company PLC; Director, Frank Russell Investments (Ireland) Limited, Frank Russell Investments (Cayman) Ltd., and Frank Russell Investments (UK) Ltd.; March 1997 to December 1998, Director, Frank Russell Company; June 1993 to November 1995, Director, Frank Russell Company. Until September 1994, Director and President, The Laurel Funds, Inc. (investment company). Born April 22, 1939.

909 A Street Tacoma, Washington, 98402-1616.

Paul E. Anderson
Trustee since 1984.

Also currently: Trustee, Russell Insurance Funds. 1996 to present, President, Anderson Management Group LLC (architectural design and manufacturing). 1984 to 1996, President, Vancouver Door Company, Inc. Born October 15, 1931.

4109 Bridgeport Way West, Suite C, University Place, Washington 98466.

Paul Anton, Ph.D.
Trustee since 1985.

Also currently: Trustee, Russell Insurance Funds. Until 1998, President, Paul Anton and Associates (marketing consultant on emerging international markets for small corporations). 1991-1994, Adjunct Professor, International Marketing, University of Washington, Tacoma, Washington. Born December 1, 1919.

PO Box 212 Gig Harbor, Washington 98335-0212.

William E. Baxter
Trustee since 1984.

Also currently: Trustee, Russell Insurance Funds. Retired. Born June 8, 1925.

800 North C Street Tacoma, Washington 98403-2815.

Lee C. Gingrich
Trustee since 1984.

Also currently: Trustee, Russell Insurance Funds; 1960-1995, President, Gingrich Enterprises, Inc. (Business and Property Management). Born October 6, 1930.

1730 North Jackson Tacoma, Washington 98406.

Eleanor W. Palmer
Trustee since 1984.

Also currently: Trustee, Russell Insurance Funds and Director of Frank Russell Trust Company. Retired. Born May 5, 1926.

P.O. Box 1057 Gig Harbor, Washington 98335.

*Mark E. Swanson,
Treasurer and Chief Accounting Officer since 1998.

Also currently: Treasurer and Chief Accounting Officer, Russell Insurance Funds; Director, Fund Administration, Frank Russell Trust Company; Treasurer, Assistant Secretary and Principal Accounting Officer, SSgA Funds (investment company); Director of Fund Administration, Frank Russell Investment Management Company; Manager, Funds Accounting and Taxes, Russell Fund Distributors, Inc. April 1996 to August 1998, Assistant Treasurer, Frank Russell Investment Company; August 1996 to August 1998, Assistant Treasurer, Russell Insurance Funds; November 1995 to July 1998, Assistant Secretary, SSgA Funds; February 1997 to July 1998, Manager, Funds Accounting and Taxes, Frank Russell Investment Management Company. Born November 26, 1963. Address: 909 A Street Tacoma, Washington 98402-1616.

*Randall P. Lert,
Director of Investments since 1991.

Also currently: Director of Investments, Russell Insurance Funds; Chief Investment Officer, Frank Russell Trust Company; Director and Chief Investment Officer, Frank Russell Investment Management Company; Director and Chief Investment Officer, Russell Fund Distributors, Inc.; Director-Futures Trading, Frank Russell Investments (Ireland) Limited and Frank Russell Investments (Cayman) Ltd.; Senior Vice President and Director of Portfolio Trading, Frank Russell Canada Limited/Limitee. April 1990 to November 1995, Director of Investments of Frank Russell Investment Management Company. Born October 3, 1953. Address: 909 A Street Tacoma, Washington 98402-1616

*Karl J. Ege,
Secretary and General Counsel since 1994.

Also currently: Secretary and General Counsel of Russell Insurance Funds; Director, Secretary and General Counsel, Russell Real Estate Advisors Inc. and Frank Russell Capital, Inc.; Secretary, General Counsel and Managing Director-- Law and Government Affairs of Frank Russell Company; Secretary and General Counsel of Frank Russell Investment Management Company, Frank Russell Trust Company and Russell Fund Distributors, Inc.; Director and Secretary of Russell Building Management Company, Inc., Russell MLC Management Co., Russell International Services Co., Inc. and Russell 20-20 Association; Director and Assistant Secretary of Frank Russell Company Limited (London) and Russell Systems Ltd.; Director of Frank Russell Investment Company LLC, Frank Russell Investments (Cayman) Ltd., Frank Russell Investment Company PLC, Frank Russell Investments (Ireland) Limited, Frank Russell Investment (Japan), Ltd., Frank Russell Company, S.A., Frank Russell Japan Co., Ltd., Frank Russell Company
(NZ) Limited, Russell Investment Nominee Co PTY Ltd and Frank Russell Investments (UK) Ltd. From November 1995 to February 1997, Director and Secretary, Frank Russell Investments (Delaware), Inc.; April 1992 to December, 1998, Director, Frank Russell Company. Born October 8, 1941. Address: 909 A Street, Tacoma, Washington, 98402-1616.

*Mark D. Amberson
Manager of Short-Term Investment Funds since August, 2001

Also currently: Portfolio Manager, Russell Insurance Funds, Frank Russell Investment Management Company and Frank Russell Company. Manager of Short-Term Investment Funds, Russell Insurance Funds, Frank Russell Investment Management Company and Frank Russell Trust Company.

Born July 20, 1960. Address: 909 A Street, Tacoma, Washington 98402-1616.

    As of July 31, 2001, the Trustees and officers of FRIC, including the nominees, as a group, beneficially owned less than 1% of the shares of FRIC outstanding at that date.

Remuneration of Trustees

    FRIC pays fees only to the Independent Trustees. Compensation of officers and Trustees who are "interested persons" of FRIC, as indicated by an asterisk, is paid by FRIMCo or its affiliates. The following represents the compensation paid to each Trustee for the year ended December 31, 2000.

                                                                             Total
                                          Pension or                      Compensation
                          Aggregate   Retirement Benefits    Estimated     from Fund
                         Compensation Accrued as Part of  Annual Benefits Complex paid
        Trustee           from FRIC      FRIC expenses    Upon Retirement to Trustees*
        -------          ------------ ------------------- --------------- ------------
Lynn L. Anderson........   $     0            $ 0               $ 0         $     0
Paul E. Anderson........   $55,000            $ 0               $ 0         $67,000
Paul Anton, PhD. .......   $55,000            $ 0               $ 0         $67,000
William E. Baxter.......   $55,000            $ 0               $ 0         $67,000
Kristianne Blake........   $55,000            $ 0               $ 0         $67,000
Lee C. Gingrich.........   $55,000            $ 0               $ 0         $67,000
Eleanor W. Palmer.......   $55,000            $ 0               $ 0         $67,000
Raymond P. Tennison,
  Jr. ..................   $55,000            $ 0               $ 0         $67,000
George F. Russell.......   $     0            $ 0               $ 0         $     0

----------
* As of the date of this proxy statement, the "Fund Complex" consisted of FRIC and Russell Insurance Funds.

    FRIC currently pays each of the Independent Trustees an annual retainer of $55,000. Each Trustee also receives a $12,000 annual retainer for serving on the Board of Trustees of Russell Insurance Funds.

What vote is required to elect the nominees to the Board of Trustees?

    The persons named in the proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of each nominee. A Shareholder may vote for or withhold authority with respect to any or all of the nominees. If an executed proxy is received without voting instructions, the shares will be voted for each of the nominees named herein. Each of the nominees have consented to being named in this Proxy Statement and to serve if elected. FRIC knows of no reason why either nominee would be unable or unwilling to serve if elected. Should either of the nominees become unable or unwilling to accept nomination or election prior to the Special Meeting, the persons named in the proxy will exercise their voting power to vote for such substitute person or persons as the Current Trustees of FRIC may recommend.

    FRIC's Master Trust Agreement requires that the Trustees be elected by a plurality vote. Therefore, the two nominees who receive the greatest number of affirmative votes cast by the shareholders of FRIC who are present at the Special Meeting in person or by proxy will be declared elected, provided that there is a sufficient number of shares represented in person or by proxy to meet the quorum requirements set forth in FRIC's Master Trust Agreement.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
   VOTE FOR THE ELECTION OF EACH OF THE TWO NOMINEES TO SERVE ON THE BOARD OF
                      TRUSTEES AS DESCRIBED IN PROPOSAL 1

  PROPOSAL 2: APPROVAL OF A CHANGE IN THE INVESTMENT OBJECTIVES OF THE EQUITY
                      INCOME FUND AND THE EQUITY III FUND

Introduction to the Proposal

    Shareholders of each of the Equity Income Fund and the Equity III Fund are being asked to approve a change in their fund's investment objective. Pursuant to the 1940 Act, each of these funds operates according to a stated investment objective. Each of these funds' objective guides the investment policies, restrictions, strategies and activities of the fund and limits its ability to invest in certain types of securities or engage in certain types of transactions. Shareholders of each of these funds must approve any change to their fund's investment objective because each of these funds' investment objective has been designated as "fundamental" under the 1940 Act.

What are the current and proposed objectives for each of the Equity Income and the Equity III Funds?

    The current investment objective for both the Equity Income Fund and the Equity III Fund is:

    "To achieve a high level of current income while maintaining the potential for capital appreciation."

    The Board and FRIMCo are recommending that both the Equity Income Fund and the Equity III Fund change their investment objectives to read as follows:

    "To provide capital appreciation."

What is the rationale for changing the investment objectives of the Equity Income and Equity III Funds?

    FRIMCo believes that these funds' current objective, to achieve a high level of current income while maintaining the potential for capital appreciation, is becoming unfeasible because of developments in the capital markets and constrains these funds in a manner that is no longer as beneficial to shareholders as it was when the objective was first adopted. The Board and FRIMCo believe that the proposed objective will benefit shareholders by creating a potential for higher share prices while also taking advantage of the preferential tax treatment for investors of capital gains over dividends.

    At the time these funds were created in the early 1980's, dividend yields on equity securities were generally much higher and a vital component in value-oriented equity securities investment strategies. After these funds were created, however, dividend yields began a downward trend. Many companies have also been de-emphasizing dividend payments to shareholders in favor of capital reinvestment since this capital can be utilized alternatively to generate incremental earnings, which can enhance the potential for higher stock prices and ultimately produce capital gains for the shareholders upon the funds' sales of the securities. In other cases, financial resources which otherwise would be available for dividends have been utilized for stock repurchase programs which can enhance the potential for higher stock prices, and capital gains, as well. Since long-term capital gains are taxed at lower rates than dividends, these practices can reduce the shareholder tax burden. As corporations have de-emphasized dividends, the number of equity securities bearing attractive dividend yields has declined and the price of those which bear dividends has risen, reducing yield. As a result of this shift in corporate strategy with regard to dividends, FRIMCo believes it would be beneficial for these funds to modify their investment objective accordingly to focus on achieving capital appreciation.

Would there be any other changes to the Equity Income and Equity III Funds if the new investment objectives are approved?

    If the Shareholders of each fund approve the proposed change to their fund's investment objective, any income received by the funds in respect of portfolio securities will be incidental. Therefore, the Shareholders can expect that the yield on an investment in these funds achieved through current income will be similar to the last few years and lower than was realized by each fund in prior years.

What is the vote required by the shareholders of each of the Equity Income and Equity III Fund to approve Proposal 2 for their Fund?

    The approval of the amended investment objective of these funds requires the approval of a majority of the outstanding voting securities of each of those funds. The vote of a majority of the outstanding voting securities of each of these funds means the vote of the lesser of (a) 67% or more of the voting securities of the fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the fund.

  THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE EQUITY INCOME FUND AND EQUITY III FUND VOTE FOR THE AMENDMENTS TO THE INVESTMENT OBJECTIVES AS
                            DESCRIBED IN PROPOSAL 2

                       APPROVAL OF CHANGES TO THE FUNDS'
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

Introduction to Proposals 3(a) through 3(f), 4(a) through 4(f) and 5(a) through 5(h)

Why are the Funds proposing to amend or eliminate certain of their fundamental investment restrictions?

    The Funds are subject to specific investment restrictions that govern their investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that the investment restrictions can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the company's trustees without shareholder approval. These restrictions, whether fundamental or non-fundamental, limit the investment activities of FRIMCo as the Funds' investment adviser as well as the investment activities of the Funds' Money Managers.

    The chart that follows briefly describes the differences between fundamental restrictions and non-fundamental restrictions.

                                 Fundamental             Non-Fundamental
                                 Restrictions            Restrictions
                                 ----------------------  ----------------------
Who must approve changes in the  Board of Trustees and   Board of Trustees
restrictions?                    shareholders

How quickly can a change in the  Fairly slowly, since a  Fairly quickly,
restrictions be made?            vote of shareholders    because the change can
                                 is required             be accomplished by
                                                         action of the Board of
                                                         Trustees alone.

What is the relative cost to     Costly to change        Less costly to change
change a restriction?            because a shareholder   because a change can
                                 vote requires holding   be accomplished by
                                 a meeting of            action of the Board of
                                 shareholders with       Trustees alone.
                                 proxy solicitation
                                 efforts.

    Since FRIC was organized in 1981, certain legal and regulatory requirements applicable to investment companies have changed. For example, certain restrictions that were historically imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA"), and, therefore, these state requirements no longer apply to investment companies. Certain of the Funds are currently subject to fundamental investment restrictions that are more restrictive than those required under present law, are no longer required at all under present law, or were adopted in response to regulatory, business and industry conditions that no longer exist.

    Accordingly, FRIMCo has proposed certain changes to the fundamental investment restrictions of the Funds. The proposed changes would: (i) simplify, modernize and standardize the fundamental restrictions that are required under the 1940 Act; and (ii) eliminate those fundamental restrictions that are no longer required by either the securities laws of the various states or the SEC.

    FRIMCo believes there are several distinct advantages in revising the Funds' fundamental investment restrictions at this time. As discussed in detail below, the fundamental investment restrictions in many cases duplicate applicable restrictions under the 1940 Act or, because of changes in applicable law, impose restrictions that are no longer required. The elimination of fundamental investment restrictions which duplicate applicable restrictions under the 1940 Act will not relieve the Funds from their obligations to conduct their investment programs in accordance with such 1940 Act requirements. Eliminating the duplicative or unnecessary fundamental investment restrictions will enable the Funds to be managed in accordance with the 1940 Act requirements without reference to any other fundamental investment restriction and, if the 1940 Act is changed, to respond to provisions of the amended statute of potential benefit without conducting shareholder meetings with additional expense and delay. Stated differently, elimination of these fundamental restrictions will enhance FRIMCo's flexibility to respond to market, industry, regulatory or technical changes and, therefore, its ability to manage Fund assets in a constantly changing investment environment. Furthermore, elimination of unnecessary fundamental investment restrictions will reduce administrative burdens and standardization of the remaining fundamental investment restrictions is expected to enable the Funds to more efficiently and more easily monitor portfolio compliance.

    The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Funds to have fundamental restrictions. They reflect all current regulatory and legal requirements under the 1940 Act, and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized amendments will not affect the Funds' investment objectives, each of which will continue to be fundamental and subject to change only with Shareholder approval. Although the proposed amendments to the fundamental investment restrictions will give the Funds greater flexibility to respond to future investment opportunities, the Board has been advised by FRIMCo that it does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investment in the Funds. Nor does FRIMCo anticipate that the proposed changes in fundamental investment restrictions will, individually or in the aggregate, change materially the manner in which the Funds are managed and operated. If approved, standardized amendments proposed below will become effective on or about December 1, 2001.

What is the vote required by the shareholders of each Fund to approve each Proposal regarding amendments to or elimination of a fundamental investment restriction?

    The approval of an amendment to or elimination of a fundamental restriction for each Fund requires the approval of a majority of the outstanding voting securities of that Fund. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) of 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Proposals 3, 4 and 5 require this majority vote.

      PROPOSAL 3: APPROVAL OF AMENDMENTS TO CERTAIN FUNDAMENTAL INVESTMENT
                         RESTRICTIONS OF CERTAIN FUNDS

    Proposal 3 is applicable to the Shareholders of the Equity I Fund, Equity II Fund, Equity III Fund, Equity Q Fund, Tax-Managed Large Cap Fund, Tax-Managed Small Cap Fund, International Fund, Emerging Markets Fund, Fixed Income I Fund, Fixed Income III Fund, Money Market Fund, Diversified Equity Fund, Special Growth Fund, Equity Income Fund, Quantitative Equity Fund, International Securities Fund, Real Estate Securities Fund, Diversified Bond Fund, Short Term Bond Fund, Multistrategy Bond Fund, Tax Exempt Bond Fund, U.S. Government Money Market Fund, Tax Free Money Market Fund, Select Growth Fund and Select Value Fund (collectively, the "Non-Funds of Funds").

    The existing fundamental investment restrictions for the Non-Funds of Funds, together with the proposed fundamental investment restrictions, are presented below. Shareholders of the Non-Funds of Funds will be requested to vote on each proposed fundamental restriction separately. For convenience of reference, the Non-Funds of Funds' current fundamental investment restrictions are presented in bold-faced type below, and their proposed fundamental investment restrictions are presented in italics. Following the restrictions, the legal authority for each investment restriction is presented, along with a discussion of the rationale for the proposed change.

     PROPOSAL 3(a): TO AMEND THE NON-FUNDS OF FUNDS' FUNDAMENTAL INVESTMENT
                        RESTRICTION REGARDING BORROWING

    Current Fundamental Investment Restriction: Each Fund may not borrow money except the Fund may borrow as a temporary measure for extraordinary or emergency purposes, and not in excess of five percent of its net assets; provided, that the Fund may borrow to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced to the extent necessary to comply with this limitation within three days. Reverse repurchase agreements will not be considered borrowings for purposes of the foregoing restrictions, provided that the Fund will not purchase investments when borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    Proposed Fundamental Investment Restriction: No Fund may borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.

What are the legal requirements governing borrowing by the Non-Funds of Funds?

    The 1940 Act requires investment companies to adopt a policy with respect to the borrowing of money, which cannot be changed without shareholder approval, and imposes certain limitations on borrowing activities of investment companies. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to any claims of creditors who might have a claim to the investment company's assets or rights upon liquidation that would take precedence over the claims of shareholders. In addition, the 1940 Act limitations reflect a Congressional intent to limit an investment company's exposure to payments to creditors so that the investment company will not experience difficulty in managing a portfolio to meet debt payment obligations while still meeting redemption requests on demand. Under the 1940 Act, an investment company's borrowing restriction must be fundamental.

    The current fundamental investment restriction is more restrictive than required by the 1940 Act. In this regard, an investment company under the 1940 Act is permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the investment company must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company's other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Investment companies may desire to borrow money to meet redemptions while waiting for cash from sales of new shares or the proceeds from the sale of portfolio securities or to avoid being forced to sell portfolio securities. This technique allows investment companies greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than because of a need for short-term cash. The Non-Funds of Funds currently maintain a credit facility with Bank of America but the arrangement has not yet been used for such borrowings.

What effect will amending the current fundamental restriction have on the Non-Funds of Funds' borrowing activities?

    The proposed fundamental investment restriction would provide that the Non-Funds of Funds may borrow, from banks or any other permissible parties, to the extent permitted by the 1940 Act or any exemptions therefrom. The current restrictions confine the Non-Funds of Funds' permissible borrowing activities to temporary measures for extraordinary or emergency purposes (and, even then, to amounts not in excess of 5% of net assets), and to meeting shareholder redemption requests where the aggregate amount of borrowings for that purpose do not exceed 33 1/3% of the fund assets, less liabilities other than borrowings. The proposed restriction would expand the circumstances when the Non-Funds of Funds may borrow to include any situations permitted by the 1940 Act (for example, if the Non-Funds of Funds intended to engage in leverage). For each of the Non-Funds of Funds, the permissible aggregate amount of outstanding borrowings for extraordinary or emergency purposes at any particular time would be increased from 5% of net assets to the maximum extent then permitted by the 1940 Act, presently 33 1/3% of total assets.

    The current fundamental investment restriction also states that reverse repurchase agreements will not be considered borrowings for purposes of the restriction, provided that the Non-Funds of Funds may not purchase investments while borrowings exceed 5% of the value of the Non-Funds of Funds' total assets. The 1940 Act limits on borrowing historically were interpreted to prohibit investment companies from making additional investments in securities while borrowings exceeded 5% of total assets. However, such a 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed fundamental restriction, the Non-Funds of Funds would be permitted to make additional investments, even if borrowings (including reverse repurchase agreements) exceed 5% of total fund assets.

    The current fundamental investment restriction also prohibits the Non-Funds of Funds from borrowing for leveraging or investment. In general, an investment company uses leverage when it borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later point in time. This prohibition against borrowing for leverage or investment has been eliminated in the proposed fundamental restriction. If the proposed fundamental restriction is approved by Shareholders, however, the Non-Fund of Funds will be subject to the following non-fundamental investment restriction:

    "No Fund may borrow money for purposes of leveraging or investment."

    Since the proposed borrowing restriction would provide the Non-Funds of Funds with greater borrowing flexibility, the Non-Funds of Funds may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return and increased volatility of net asset value. The use of leverage may subject a Non-Fund of Funds to a greater risk of loss. The Non-Funds of Funds also could be forced to sell securities at inopportune times to repay loans. The foregoing non-fundamental investment restriction has been proposed by the Trustees to address these risks. The Trustees may change the proposed non-fundamental investment restriction for each Non-Fund of Funds on borrowings for purposes of leveraging or investment if they believe that such a change would be in the best interest of the shareholders of that Non-Fund of Funds. The Trustees presently have no intention of changing the proposed non-fundamental investment restriction on the use of leverage.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(a)

     PROPOSAL 3(b): TO AMEND THE NON-FUNDS OF FUNDS' FUNDAMENTAL INVESTMENT
                       RESTRICTION REGARDING UNDERWRITING

    Current Fundamental Investment Restriction: Each Fund may not engage in the business of underwriting securities issued by others or purchase securities subject to legal or contractual restrictions on disposition, except as permitted by the Tax Exempt Bond and Tax Exempt Money Market Funds' investment objectives.

    Proposed Fundamental Investment Restriction: No Fund may act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

What are the legal requirements governing underwriting by the Non-Funds of Funds?

    Under the 1940 Act, the Non-Funds of Funds' policies concerning underwriting are required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. Underwriters are subject to stringent regulatory requirements and are often exposed to substantial liability. As a result, virtually all investment companies operate in a manner that allows them to avoid acting as underwriters.

    From time to time, however, an investment company may purchase a security for investment purposes that it later sells or redistributes to institutional investors or others under circumstances where the investment company could possibly be considered to be an underwriter under the technical definition of "underwriter" contained in the securities laws. For example, an investment company often purchases securities in private securities transactions where a resale could raise a question relating to whether or not the company is technically acting as an underwriter. However, recent interpretations of the Staff of the SEC clarify that re-sales of privately-placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these recent interpretations.

    The current fundamental investment restriction prohibits the Non-Funds of Funds from purchasing securities subject to legal or contractual restrictions on disposition. This investment restriction is not required under the 1940 Act and need not be a fundamental investment restriction. Securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")), may be regarded as "illiquid securities." Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.

    Restricted securities may be subject to potential delays on resale and uncertainty in valuation. A Non-Fund of Funds might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Non-Fund of Funds might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    A large institutional market, however, exists for certain restricted securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions therefore may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

    FRIMCo does not regard Rule 144A securities or commercial paper issued in reliance on the private placement exemption from registration afforded by
Section 4(2) of the Securities Act ("Section 4(2) commercial paper") as securities "subject to legal or contractual restrictions on disposition" in light of these developments and has advised the Trustees that Rule 144A Securities and Section 4(2) commercial paper constitute an increasingly significant source of investment opportunities for mutual funds, including the Non-Funds of Funds. Because the current prohibition could be read to apply to these investments, FRIMCo has recommended its elimination to avoid any ambiguity.

    Restricted securities, including Rule 144A securities and Section 4(2) commercial paper, may be considered illiquid securities and, in such event, would be subject to the 1940 Act limitations on investments in illiquid securities. They would be subject to guidelines for investments in 144A securities adopted by the Board of Trustees for determining whether the securities are liquid. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the amount of a Non-Fund of Funds' assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

What effect will amending the current underwriting restrictions have on the Non-Funds of Funds?

    The proposed fundamental investment restriction is similar to the Non-Funds of Funds' current fundamental investment restrictions insofar as it relates to the Non-Funds of Funds' underwriting activities. However, the proposed underwriting restrictions, in addition to specifically permitting the Non-Funds of Funds to dispose of portfolio securities that they own, would clarify that the Non-Funds of Funds may sell their own shares without being deemed an underwriter. Under the 1940 Act, an investment company will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with various requirements of that statute. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Non-Funds of Funds are currently managed.

    The proposed fundamental investment restriction also would provide the Non-Funds of Funds with flexibility to invest in restricted securities in addition to Rule 144A securities and Section 4(2) commercial paper in accordance with the requirements of the

1940 Act and applicable guidelines adopted by the Board of Trustees, including liquidity and valuation guidelines or procedures. Investing in restricted securities (including Rule 144A securities and Section 4(2) commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act) could have the effect of increasing the amount of Non-Fund of Funds assets invested in illiquid securities.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(b)

     PROPOSAL 3(c): TO AMEND THE NON-FUNDS OF FUNDS' FUNDAMENTAL INVESTMENT
                         RESTRICTION REGARDING LENDING

    Current Fundamental Investment Restriction: Each Fund may not make loans of money or securities to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; (ii) the entry into "repurchase agreements;" or (iii) the lending of portfolio securities in the manner generally described in the Funds' Prospectuses.

    Proposed Fundamental Investment Restriction: No Fund may make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

What are the legal requirements governing lending by the Non-Funds of Funds?

    Under the 1940 Act, an investment company's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if a Non-Fund of Funds invests in debt securities, such investments might be considered to be a loan from the Non-Fund of Funds to the issuer of the debt securities. In order to ensure that the Non-Funds of Funds may invest in certain debt securities or repurchase agreements, which also could technically be characterized as the making of loans, the Non-Funds of Funds' current fundamental investment restriction specifically exclude such policies from their prohibitions. In addition, the Non-Funds of Funds' current fundamental investment restriction explicitly permits the Non-Funds of Funds to lend their portfolio securities. Securities lending is a practice that has become common in the investment company industry (the Non-Funds of Funds engage in securities lending transactions), and involves the temporary loan of portfolio securities to parties that use the securities for the settlement of other securities transactions. The collateral delivered to a Non-Fund of Funds in connection with such a transaction is then invested to provide the Non-Fund of Funds with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities.

What effect will amending the current fundamental investment restriction have on the Non-Funds of Funds' lending activities?

    The proposed fundamental investment restriction is similar to the Non-Funds of Funds' current fundamental investment restriction, but would provide the Non-Funds of Funds with somewhat greater lending flexibility. Although the proposed restriction retains the exceptions contained in the existing investment restrictions, it also would permit the Non-Funds of Funds explicitly to invest in loan participations and direct corporate loans, which recently have become more common as investments for investment companies. In addition, debt securities would be excepted whether or not they are publicly traded or of a type customarily purchased by institutional investors. Investments in debt securities that are not publicly traded would continue to be subject to the limitations and protections afforded by the 1940 Act and to applicable guidelines adopted by the Board of Trustees, including liquidity and valuation guidelines. Furthermore, the proposed restriction contemplates the possibility of the Non-Funds of Funds engaging in interfund lending, a practice that has recently become more common in the investment company industry.

    It is not anticipated that adoption of the proposed lending restriction would involve any additional material risk as the proposed investment restriction would not affect significantly the way the Non-Funds of Funds are currently managed.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(c)

     PROPOSAL 3(d): TO AMEND THE NON-FUNDS OF FUNDS' FUNDAMENTAL INVESTMENT
                 RESTRICTION REGARDING INVESTING IN COMMODITIES

    Current Fundamental Investment Restriction: Each Fund may not purchase or sell commodities or commodity contracts except stock index and financial futures contracts.

    Proposed Fundamental Investment Restriction: No Fund may purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

What are the legal requirements governing transactions in commodities by the Non-Funds of Funds?

    Under the 1940 Act, an investment company's investment restriction regarding its investments in commodities must be fundamental. The most common types of commodities are physical commodities, such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities, and therefore, financial futures contracts, such as futures contracts related to stocks, currencies, stock indices or interest rates, are also considered to be commodities. Investment companies typically invest in financial futures contracts and options related to such contracts for hedging or other investment purposes.

What effect will amending the current fundamental restriction have on the Non-Funds of Funds' investments in commodities?

    The proposed fundamental commodities restriction would clarify that the Non-Funds of Funds have the flexibility to: (i) purchase and sell currencies,
(ii) invest in futures contracts on securities, currencies and various indices, and (iii) purchase and sell related options. Under the current restriction, the Non-Funds of Funds have an implied authority to purchase and sell currencies, whereas the proposed restriction explicitly permits this activity. In addition, while the current restriction has confined the Non-Funds of Funds' permissible activities to stock index and financial futures contracts, the proposed fundamental investment restriction expands the types of instruments that the Non-Funds of Funds may acquire and the types of transactions that the Non-Funds of Funds may enter into. The proposed fundamental investment restriction would provide the Non-Funds of Funds with flexibility to invest not only in financial futures contracts but related options on such contracts. The proposed fundamental investment restriction, like the present restriction, also provides that investments may be made in these instruments for any purpose, including investment or hedging purposes. Using financial futures instruments can involve substantial risks, and will be utilized by a Non-Fund of Funds only if FRIMCo, as investment adviser to each of the Non-Funds of Funds, believes such investments are advisable for that Non-Fund of Funds. Price movements of a futures contract or option may not be identical to price movements of portfolio securities or a securities index resulting in a risk that when a Non-Fund of Funds buys a futures contract or option as a hedge, the hedge may not be completely effective.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(d)

     PROPOSAL 3(e): TO AMEND THE NON-FUNDS OF FUNDS' FUNDAMENTAL INVESTMENT
                RESTRICTION REGARDING ISSUING SENIOR SECURITIES

    Current Fundamental Investment Restriction: Each Fund may not issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit any Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions, or issuing shares of beneficial interest in multiple classes.

    Proposed Fundamental Investment Restriction: No Fund may issue securities senior to the Fund's presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.

What are the legal requirements governing the issuance of senior securities by the Non-Funds of Funds?

    Under the 1940 Act, the Non-Funds of Funds must have an investment policy describing their ability to issue senior securities. A "senior security" is defined under the 1940 Act generally as an obligation of an investment company, with respect to its earnings or assets, that takes precedence over the claims of the investment company's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the ability of investment companies to use leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later point in time.

    SEC Staff interpretations allow an investment company to engage in a number of types of transactions that might otherwise be considered to create "senior securities" or "leverage," provided certain conditions are met that are designed to protect investment company shareholders. For example, some transactions that may create a senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the investment company to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to current regulatory interpretations, when engaging in such transactions, an investment company must mark on its or its custodian bank's books, or set aside in a segregated account with the investment company's custodian bank, cash or other liquid securities to meet the SEC Staff's collateralization requirements. This procedure limits the investment company's ability to engage in these types of transactions and thereby limits the investment company's exposure to risk associated with these transactions.

What effect will amending the current fundamental restriction have on the Non-Funds of Funds' transactions that may be deemed an issuing of senior securities?

    The proposed investment restriction would amend the Non-Funds of Funds' current investment restriction and would permit the Non-Funds of Funds to engage in options, futures contracts and forward contracts and to make short sales as permitted under the 1940 Act, and any exemptions available by rule or order under the 1940 Act. Essentially, the proposed fundamental investment restriction clarifies the Non-Funds of

Funds' ability to engage in those investment transactions (such as repurchase and reverse repurchase transactions)/1/ which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. The proposed investment restriction has been drafted to provide flexibility for the Non-Funds of Funds to respond to legal, regulatory and market developments, including changes in the SEC staff interpretations and procedures described above, without holding a Shareholder meeting with attendant expense and delay.

    The Non-Funds of Funds' currently have another fundamental investment restriction, discussed in Proposal 5(b) below, that governs the Non-Funds of Funds' ability to engage in short sales and use margin accounts. The adoption of this revised fundamental investment restriction would result in the separation of the Non-Funds of Funds' short sales part of the current fundamental investment restriction from the part relating to investments in margin accounts. The short sales part of the restriction will be contained in this proposed fundamental investment restriction, as discussed above, and the part of the investment restriction relating to investing in margin accounts is proposed to be eliminated entirely in Proposal 5(b) because the Non-Funds of Funds are not required by the 1940 Act to have a fundamental restriction regarding margin accounts. In a typical short sale, a Non-Fund of Funds would borrow securities from a broker that it anticipates will decline in value in order to sell the securities to a third party. The Non-Funds of Funds would be obligated to return securities of the same issue and quantity at a future date and would realize a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must return the borrowed securities unless the short sale is made "against the box" (a sale where the Non-Fund of Funds owns or has the right to acquire at no additional cost securities identical to those sold short). Because the value of a particular borrowed security can increase without limitation, the Non-Fund of Funds potentially could realize losses with respect to short sales (other than those which are "against the box") that could be significantly greater than the value of the securities at the time they are sold short. Under the current fundamental investment restriction discussed in Proposal 5(b) below, the Non-Funds of Funds are prohibited from effecting short sales (except that a fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

    Purchases of securities on margin by investment companies currently are prohibited under the 1940 Act. Margin purchases generally involve the purchase of securities with money borrowed from a broker with cash or securities being used as collateral for the loans. Eliminating the fundamental investment restriction related to margin accounts would allow the Non-Funds of Funds, if the 1940 Act is amended, to respond to any provisions of the amended statute that are of potential benefit without the delay and expense of conducting a shareholder meeting (see Proposal 5(b)).
----------
/1/While not explicitly mentioned in the proposed restriction, the Funds continue to be permitted, under the proposed investment restriction, to engage in when-issued and delayed delivery transactions.

    The ability of the Non-Funds of Funds to engage in leveraging transactions, including short sales, will be subject to a non-fundamental investment restriction prohibiting borrowings for the purpose of leveraging. This non-fundamental investment restriction is discussed in proposal 3(a). The non-fundamental investment restriction would be subject to change by the Trustees, without shareholder approval, if they believe such a change would be in the best interests of Shareholders. The Trustees presently have no intention of changing this non-fundamental investment restriction.

    FRIMCo does not anticipate that any additional risk to the Non-Funds of Funds will occur as a result of amending the current investment restrictions because the Non-Funds of Funds have no present intention of changing their current investment policies or engaging to a significant extent in transactions that may be interpreted as issuing senior securities.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(e)

     PROPOSAL 3(f): TO AMEND THE NON-FUNDS OF FUNDS' FUNDAMENTAL INVESTMENT
                  RESTRICTION REGARDING INDUSTRY CONCENTRATION

    Current Fundamental Investment Restriction: No Fund may invest 25% or more of the value of the Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities), but such concentration may occur incidentally as a result of changes in the market value of portfolio securities. This restriction does not apply to the Real Estate Securities Fund. The Real Estate Securities Fund may invest 25% or more of its total assets in the securities of companies directly or indirectly engaged in the real estate industry. The Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of US banks having net assets in excess of $100,000,000. (Refer to the description of the Real Estate Securities Fund and the Money Market Fund in the applicable Prospectuses for a description of each Fund's policy with respect to concentration in a particular industry.)

    Proposed Fundamental Investment Restriction: No Fund may purchase securities if, as a result of such purchase, the Fund's investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. This investment restriction shall not apply to the Real Estate Securities Fund or the Money Market Fund. The Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration. The Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of U.S. Banks having net assets in excess of $100,000,000.

What are the legal requirements governing concentration of the Non-Funds of Funds' investments?

    Under the 1940 Act, an investment company's policy of concentrating its investments in securities of companies in the same industry must be fundamental. An investment company "concentrates" its investments, for purposes of the 1940 Act, if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. An investment company is not permitted to concentrate its investments in a particular industry unless it so states.

What effects will amending the current fundamental investment restrictions have on the Non-Funds of Funds' abilities to concentrate?

    The proposed fundamental investment restriction would amend the Non-Funds of Funds' current fundamental investment restriction by clarifying the concentration policy's application to the Non-Funds of Funds' "net" assets (valued at the time of purchase), rather than to the Non-Funds of Funds' "total" assets. This is consistent with the SEC's interpretation of the 1940 Act limitations on concentration of investments. Further, the proposed investment restriction would provide the Non-Funds of Funds with additional flexibility because the proposed restriction would exempt from the 25% limitation securities of other investment companies as permitted by the 1940 Act. Notwithstanding this exemption, the Non-Funds of Funds would continue to be subject to 1940 Act limitations on investments in other investment companies. Such investment flexibility will help the Non-Funds of Funds respond to future legal, regulatory, market or technical developments. If the 1940 Act is changed, the Non-Funds of Funds would be able to respond to any provision of the amended statute that is of potential benefit without conducting a Shareholder Meeting with attendant delay and expense. However, adoption of the proposed investment restriction is not expected to change materially the way in which the Non-Funds of Funds are currently managed or operated, as the Non-Funds of Funds presently do not intend to pursue their investment objectives by concentrating in shares of other investment companies.

    The Real Estate Securities Fund and the Money Market Fund, which presently are authorized to concentrate investments in particular industries or sectors, will continue to be permitted to do so under the revised fundamental investment restriction.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(f)

 PROPOSAL 4: PROPOSED AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF
                               THE FUNDS OF FUNDS

    Proposals 4(a) through 4(f) involve proposed changes to the fundamental investment restrictions of the Equity Aggressive Strategy, Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Tax-Managed Global Equity Funds (together, the "Funds of Funds," each a "Fund of Funds"), as discussed in the introduction to proposals 3 through 5, above.

    The existing investment restrictions for the Funds of Funds identified above, together with the proposed investment restrictions, are presented below. Each Fund of Funds is currently operated as a fund of funds. Therefore, it is not anticipated that adoption of the proposed investment restriction changes will materially affect the manner in which such Funds will be managed and operated. The changes will assure consistency with the fundamental investment restrictions applicable to the Underlying Funds in which the Funds of Funds invest and afford future investment flexibility in the event the Funds of Funds cease to operate as such. Shareholders of the affected Funds will be requested to vote on each proposed restriction separately. For convenience of reference, the Funds' current investment restrictions are presented in bold-faced type below, and the Funds' proposed investment restrictions are presented in italics. Following the restrictions, the legal authority for each investment restriction is presented, along with a discussion of the rationale for the proposed change.

 PROPOSAL 4(a): TO AMEND THE FUNDS OF FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
                              REGARDING BORROWING

    Current Fundamental Investment Restriction: Each Fund of Funds may not borrow money, except that the Fund may borrow as a temporary measure for extraordinary or emergency purposes, and not in excess of five percent of its net assets; provided, that the Fund may borrow to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced to the extent necessary to comply with this limitation within three days. Reverse repurchase agreements will not be considered borrowings for purposes of the foregoing restrictions, provided that the Fund will not purchase investments when borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    Proposed Fundamental Investment Restriction: No Fund of Funds may borrow money, except that a Fund of Funds may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.

What legal requirements govern the Funds of Funds' borrowing activities?

    The 1940 Act requires investment companies to adopt a policy with respect to the borrowing of money which cannot be changed without shareholder approval. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to any claims of creditors who might have a claim to the investment company's assets or rights upon liquidation that would take precedence over the claims of shareholders. In addition, the 1940 Act limitations reflect a Congressional intent to limit an investment company's exposure to payments to creditors so that the investment company will not experience difficulty in managing a portfolio to meet debt payment obligations while still meeting redemption requests on demand. Under the 1940 Act, an investment company's borrowing restriction must be fundamental.

    The current fundamental investment restriction is more restrictive than required by the 1940 Act. In this regard, an investment company under the 1940 Act is permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the investment company must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company's other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Investment companies may desire to borrow money to meet redemptions while waiting for cash from sales of new shares or the proceeds from the sale of portfolio securities or to avoid being forced to sell portfolio securities. This technique allows investment companies greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than because of a need for short-term cash. The Funds of Funds currently maintain a credit facility with Bank of America but the arrangement has not yet been used for such borrowings.

What effect will amending the fundamental investment restriction have on the Funds of Funds' borrowing activities?

    The proposed fundamental investment restriction would provide that the Funds of Funds may borrow, from banks or any other permissible parties, to the extent permitted by the 1940 Act or any exemptions therefrom. The current restrictions confine the Funds of Funds' permissible borrowing activities to temporary measures for extraordinary or emergency purposes (and, even then, to amounts not in excess of 5% of net assets), and to meeting shareholder redemption requests provided the aggregate amount of borrowings for that purpose do not exceed 33 1/3% d assets, less liabilities other than borrowings. The proposed restriction would expand the circumstances when the Funds of Funds may borrow to include any situations permitted by the 1940 Act (for example, if the Funds of Funds intended to engage in leverage). For each of the Funds of Funds, the permissible aggregate amount of outstanding borrowings for extraordinary or emergency purposes at any particular time would be increased from 5% of net assets to the maximum extent then permitted by the 1940 Act, presently 33 1/3% of total fund assets.

    The current fundamental investment restriction also states that reverse repurchase agreements will not be considered borrowings for purposes of the restriction, provided that the Funds of Funds may not purchase investments while borrowings exceed 5% of the value of the Funds of Funds' total assets. The 1940 Act limits on borrowing historically were interpreted to prohibit investment companies from making additional investments in securities while borrowings exceeded 5% of total assets. However, such a 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed fundamental investment restriction, the Funds of Funds would be permitted to make additional investments, even if borrowings (including reverse repurchase agreements) exceed 5% of total assets.

    The current fundamental investment restriction also prohibits the Funds of Funds from borrowing for leveraging or investment. In general, an investment company uses leverage when it borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later point in time. The proposed restriction would eliminate this prohibition. If the proposed restriction is approved by Shareholders, however, the Fund of Funds will be subject to the following non-fundamental investment restriction:

    "No Fund may borrow money for purposes of leveraging or investment."

    Since the proposed borrowing restriction would provide the Funds of Funds with greater borrowing flexibility, the Funds of Funds may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return and increased volatility of net asset value. The Funds of Funds could be forced to sell securities at inopportune times to repay loans. The use of leverage may cause a greater risk of loss. The foregoing non-fundamental investment restriction has been proposed by the Trustees to address these risks. The Trustees may change the proposed non-fundamental investment restriction for each Fund of Funds prohibiting borrowings for purposes of leveraging or investment if they believe that such a change would be in the best interest of the shareholders of that Fund of Funds. The Trustees presently have no intention of changing the proposed non-fundamental investment restriction on the use of leverage.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 4(a).

 PROPOSAL 4(b): TO AMEND THE FUNDS OF FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
                             REGARDING UNDERWRITING

    Current Fundamental Investment Restriction: Each Fund of Funds may not engage in the business of underwriting securities issued by others, or purchase securities subject to legal or contractual restrictions on disposition.

    Proposed Fundamental Investment Restriction: No Fund of Funds may act as an underwriter except to the extent a Fund of Funds may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

What are the legal requirements governing the Funds of Funds underwriting activities?

    Under the 1940 Act, the Funds of Funds' policies concerning underwriting are required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. Underwriters are subject to stringent regulatory requirements and are often exposed to substantial liability. Consequently, virtually all investment companies operate in a manner that allows them to avoid acting as underwriters.

    From time to time, however, an investment company may purchase a security for investment purposes that it later sells or redistributes to institutional investors or others under circumstances where the investment company could possibly be considered to be an underwriter under the technical definition of "underwriter" contained in the securities laws. For example, an investment company often purchases securities in private securities transactions where a resale could raise a question relating to whether or not the company is technically acting as an underwriter. However, recent interpretations of the Staff of the SEC clarify that re-sales of privately-placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these recent interpretations.

    The current investment restriction prohibits the Funds of Funds from purchasing securities subject to legal or contractual restrictions on disposition. This investment restriction is not required under the 1940 Act and need not be a fundamental investment restriction. Securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) may be regarded as "illiquid securities." Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.

    Restricted securities may be subject to potential delays on resale and uncertainty in valuation. A Fund of Funds might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Fund of Funds might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    A large institutional market, however, exists for certain restricted securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions therefore may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

    FRIMCo does not regard Rule 144A securities or commercial paper issued in reliance on the private placement exemption from registration afforded by
Section 4(2) of the Securities Act ("Section 4(2) commercial paper") as securities "subject to legal or contractual restrictions on disposition" in light of these developments and has advised the Trustees that Rule 144A Securities and Section 4(2) commercial paper constitute an increasingly significant source of investment opportunities for mutual funds, including the Non-Funds of Funds. Because the current prohibition could be read to apply to these investments, FRIMCo has recommended its elimination to avoid any ambiguity.

    Restricted securities, including Rule 144A securities and Section 4(2) commercial paper, may be considered illiquid securities and, in such event, would be subject to the 1940 Act limitations on investments in illiquid securities. They would be subject to guidelines for investments in 144A securities adopted by the Board of Trustees for determining whether the securities are liquid. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the amount of a Fund of Funds' assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

What effect will amending the fundamental investment restriction have on the Funds of Funds' underwriting activities?

    The proposed fundamental investment restriction is similar to the Funds of Funds' current fundamental investment restriction. However, the proposed underwriting restrictions, in addition to specifically permitting the Funds of Funds to dispose of portfolio securities that they own, would clarify that the Funds of Funds may sell their own shares without being deemed an underwriter. Under the 1940 Act, an investment company will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with various requirements of the 1940 Act. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Funds of Funds are currently managed.

    The proposed fundamental investment restriction would provide the Funds of Funds with flexibility to invest in restricted securities in addition to Rule 144A securities and Section 4(2) commercial paper in accordance with the requirements of the 1940 Act and applicable guidelines and procedures adopted by the Board of Trustees, including liquidity and valuation guidelines or procedures. Investing in restricted securities (including Rule 144A securities and commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act) could have the effect of increasing the amount of Fund of Funds assets invested in illiquid securities.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 4(b)

 PROPOSAL 4(c): TO AMEND THE FUNDS OF FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
                               REGARDING LENDING

    Current Fundamental Investment Restriction: Each Fund of Funds may not make loans of money or securities to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the entry into "repurchase agreements;" or (ii) the lending of portfolio securities in the manner generally described in the Fund of Funds' Prospectus in the section titled "Investment Policies, Restrictions and Risks of the Fund of Funds and Tax-Managed Funds-Lending Portfolio Securities."

    Proposed Fundamental Investment Restriction: No Fund of Funds may make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

What are the legal requirements governing the Funds of Funds' lending activities?

    Under the 1940 Act, an investment company's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if a Fund of Funds invests in debt securities, such investments might be considered to be a loan from the Fund of Funds to the issuer of the debt securities. In order to ensure that the Funds of Funds may invest in repurchase agreements, which also could technically be characterized as the making of loans, the Funds of Funds' current fundamental investment restriction specifically exclude such instruments from their prohibitions. In addition, the Funds of Funds' current fundamental restriction explicitly permits the Funds of Funds to lend their portfolio securities. Securities lending is a practice that has become common in the investment company industry, and involves the temporary loan of portfolio securities to parties that use the securities for the settlement of other securities transactions. The collateral delivered to a Fund of Funds in connection with such a transaction is then invested to provide the Fund of Funds with additional income it might not otherwise have. The Funds of Funds currently operate as funds of funds and, therefore, do not engage in securities lending. The current and proposed fundamental restrictions would provide flexibility to the Funds of Funds to engage in securities lending in the event that they cease to operate as funds of funds. Securities lending involves certain risks if the borrower fails to return the securities.

What effect will amending the fundamental investment restriction have on the Funds of Funds' lending activities?

    The proposed fundamental investment restriction is similar to the Funds of Funds' current fundamental investment restriction, but would provide the Funds of Funds with somewhat greater lending flexibility. The proposed restriction clarifies that the purchase of debt securities and loan participations are not subject to its application. In addition, debt securities would be excepted whether or not they are publicly traded or of a type customarily purchased by institutional investors. Investments in debt securities that are not publicly traded would continue to be subject to the limitations and protections afforded by the 1940 Act and to applicable guidelines adopted by the Board of Trustees, including liquidity and valuation guidelines. Although the proposed restriction retains the exceptions contained in the existing investment restrictions, it also would permit the Funds of Funds to invest in loan participations and direct corporate loans that recently have become more common as investments for investment companies.

    The proposed restriction would be identical to that which is applicable to FRIC Non-Funds of Funds, including the Underlying Funds.

    It is not anticipated that adoption of the proposed lending restriction would involve any additional risk as the proposed investment restriction would not affect the way the Funds of Funds are currently managed.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 4(c)

 PROPOSAL 4(d): TO AMEND THE FUNDS OF FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
                       REGARDING INVESTING IN COMMODITIES

    Current Fundamental Investment Restriction: Each Fund of Funds may not purchase or sell commodities or commodity contracts.

    Proposed Fundamental Investment Restriction: No Fund of Funds may purchase or sell commodities except that a Fund of Funds may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

What are the legal requirements governing the Funds of Funds' investments in commodities?

    Under the 1940 Act, an investment company's investment restriction regarding its investments in commodities must be fundamental. The most common types of commodities are physical commodities, such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities, and therefore, financial futures contracts, such as futures contracts related to stocks, currencies, stock indices or interest rates, are also considered to be commodities. Investment companies typically invest in financial futures contracts and options related to such contracts for hedging or other investment purposes.

What effect will amending the fundamental restriction have on the Funds of Funds' investments in commodities?

    The proposed fundamental commodities restriction would provide future flexibility for the Funds of Funds to: (i) purchase and sell currencies, (ii) invest in futures contracts on securities, currencies and various indices and
(iii) purchase and sell related options for any purpose, including invest or hedging purposes. These activities will continue to be subject to the limitations and protections provided by the 1940 Act. Using financial futures instruments, however, can involve substantial risks, and will be utilized by a Fund of Funds only if FRIMCo believes such investments are advisable for that Fund of Funds. Price movements of a futures contract or option may not be identical to price movements of portfolio securities or a securities index resulting in the risk that, when a Fund of Funds buys a futures contract or option as a hedge, the hedge may not be completely effective.

    It is not anticipated that adoption of the proposed underwriting restriction would involve any additional risk because of the manner in which the Funds of Funds are currently managed.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 4(d)

 PROPOSAL 4(e): TO AMEND THE FUNDS OF FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
                      REGARDING ISSUING SENIOR SECURITIES

    Current Fundamental Investment Restriction: Each Fund of Funds may not issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit any Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions, or issuing shares of beneficial interest in multiple classes.

    Proposed Fundamental Investment Restriction: No Fund of Funds may issue securities senior to the Fund of Funds' presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund of Funds from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.

What are the legal requirements governing issuing senior securities by the Funds of Funds?

    Under the 1940 Act, the Funds of Funds must have an investment policy describing their ability to issue senior securities. A "senior security" is defined under the 1940 Act generally as an obligation of an investment company, with respect to its earnings or assets, that takes precedence over the claims of the investment company's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities, in order to limit the ability of investment companies to use leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later point in time.

    SEC Staff interpretations allow an investment company to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," provided certain conditions are met that are designed to protect investment company shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the investment company to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to regulatory interpretations, when engaging in such transactions, an investment company must mark on its or its custodian bank's books, or set aside in a segregated account with its custodian bank, cash or other liquid securities to meet the SEC Staff's collateralization requirements. This procedure limits the investment company's ability to engage in these types of transactions and thereby limits the investment company's exposure to risk associated with these transactions.

What effect will amending the fundamental restriction have on the Funds of Funds' transactions that may be deemed an issuing of senior securities by the Funds of Funds?

    The proposed investment restriction would amend the Funds of Funds' current investment restrictions and would permit the Funds of Funds to engage in options, futures contracts and forward contracts and to make short sales as permitted under the 1940 Act, and any exemptions available by rule or order under the 1940 Act. Essentially, the proposed fundamental investment restriction clarifies the Funds of Funds' ability to engage in those investment transactions (such as repurchase and reverse repurchase transactions)/2/ which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. The proposed investment restriction has been drafted to provide flexibility for the Funds of Funds to respond to legal, regulatory and market developments without holding a shareholder meeting with attendant expense and delay.

----------
/2/While not explicitly mentioned in the proposed restriction, the Funds continue to be permitted, under the proposed investment restriction, to engage in when-issued and delayed delivery transactions.

    The Funds of Funds' currently have another fundamental investment restriction, discussed in Proposal 5(b) below, that governs the Funds of Funds' ability to engage in short sales and to use margin transactions. The short sales part of the restriction will be contained in this proposed restriction, as discussed above, and the part of the investment restriction relating to investing in margin transactions is proposed to be eliminated entirely in Proposal 5(b) because the Funds of Funds are not required by the 1940 Act to have a fundamental investment restriction regarding margin transactions. In a typical short sale, a Fund of Funds would borrow securities from a broker that it anticipates will decline in value in order to sell the securities to a third party. The Funds of Funds would be obligated to return securities of the same issue and quantity at a future date and would realize a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must return the borrowed securities unless the short sale is made "against the box" (a sale where the Fund of Funds owns or has the right to acquire at no additional cost securities identical to those sold short). Because the value of a particular borrowed security can increase without limitation, the Fund of Funds potentially could realize losses with respect to short sales (other than those which are "against the box") that could be significantly greater than the value of the securities at the time they are sold short. Under the current fundamental investment restriction discussed in Proposal 5(b) below, the Funds of Funds are prohibited from effecting short sales (except that a fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

    Purchases of securities on margin by investment companies currently are prohibited under the 1940 Act. Margin purchases generally involve the purchase of securities with money borrowed from a broker with cash or securities being used as collateral for loans. Eliminating the fundamental investment restriction related to margin transactions would allow the Funds of Funds, if the 1940 Act is changed, to respond to any provisions of the amended statute without the delay and expense of conducting a shareholder meeting (see Proposal 5(b)).

    FRIMCo does not anticipate that any additional risk to the Funds of Funds will occur as a result of amending the current investment restrictions because of the way in which the Funds of Funds currently are managed and operated.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 4(e).

 PROPOSAL 4(f): TO AMEND THE FUNDS OF FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
                        REGARDING INDUSTRY CONCENTRATION

    Current Fundamental Investment Restriction: No Fund of Funds may invest 25% or more of the value of the Fund of Funds' total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities and Shares of the Underlying Funds).

    Because of their investment objectives and policies, the Fund of Funds will concentrate more than 25% of their assets in the mutual fund industry. In accordance with the Fund of Funds' investment policies set forth in the Prospectus, each of the Fund of Funds may invest more than 25% of its assets in the Underlying Funds. However, each of the Underlying Funds in which each Fund of Funds will invest (other than the Real Estate Securities Fund) will not concentrate more than 25% of its total assets in any one industry. The Real Estate Securities Fund may invest 25% or more of its total assets in the securities of companies directly or indirectly engaged in the real estate industry.

    Proposed Fundamental Investment Restriction: No Fund of Funds may purchase securities if, as a result of such purchase, the Fund of Funds' investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

    Because of their investment objectives and policies, investments of the Fund of Funds will be concentrated in shares of the Underlying Funds and, therefore, in the mutual fund industry. In accordance with the Fund of Funds' investment policies set forth in the Fund of Funds' Prospectus, each of the Funds of Funds may invest in the Underlying Funds without limitation as to concentration. However, each of the Underlying Funds in which each Fund of Funds will invest (other than the Real Estate Securities Fund and the Money Market Fund) will not purchase securities, if as a result of such purchase, the Underlying Fund's investments would be concentrated within the meaning of the 1940 Act. The Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration. The Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of U.S. banks having net assets in excess of $100,000,000.

What are the legal requirements governing concentration of the Funds of Funds' investments?

    Under the 1940 Act, an investment company's policy of concentrating its investments in securities of companies in the same industry must be fundamental. An investment company "concentrates" its investments, for 1940 Act purposes, if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. An investment company is not permitted to concentrate its investments in a particular industry unless it so states.

What effect will amending the fundamental investment restriction have on the Funds of Funds' ability to concentrate?

    The proposed fundamental investment restriction would amend the Funds of Funds' current fundamental investment restriction by clarifying the concentration policy's application to the Funds of Funds' "net" assets (valued at the time of purchase), rather than to the Funds of Funds' "total" assets. This is consistent with the SEC's interpretation of the 1940 Act limitations on concentration. Further, the proposed investment restriction, by incorporating the 1940 Act meaning of concentration rather than establishing a maximum percentage concentration, would provide the Funds of Funds with flexibility to respond to any future changes in the 1940 Act's concentration limitations. If the 1940 Act is changed, the Funds of Funds would be able to respond to any provision of the amended Statute that is of potential benefit without conducting a Shareholder Meeting with attendant delay and expense. At the same time, the new investment restriction would continue to permit the Funds of Funds to invest in underlying series of Frank Russell Investment Company ("Underlying Funds") provided that the Underlying Funds (other than the Real Estate Securities Fund and the Money Market Fund) are not "concentrated" within the meaning of the 1940 Act. Adoption of the proposed investment restriction is not expected to change materially the way in which the Funds of Funds are currently managed or operated, as the Funds of Funds presently do not intend to pursue their investment objectives by concentrating in the mutual fund industry through purchases of shares of investment companies other than Underlying Funds.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 4(f)

           PROPOSAL 5: ELIMINATION OF CERTAIN INVESTMENT RESTRICTIONS

    Proposals 5(a) through 5(g) pertain to each of the Funds of FRIC. Proposal 5(h) pertains to the Fixed Income I, Diversified Bond and Short Term Bond Funds only.

Why is the Board recommending that these fundamental restrictions be eliminated, and what effect will these eliminations have on the Funds?

    Certain of the Funds' fundamental investment restrictions were originally drafted to comply with state laws and regulations. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Funds are no longer required to include certain fundamental investment restrictions as discussed in the introduction to Proposals 3 through 5.

    FRIMCo has proposed that these fundamental investment restrictions be eliminated to reduce administrative burdens associated with unnecessary restrictions and to provide additional flexibility to the Funds to pursue their respective investment objectives in accordance with applicable laws in effect from time to time, including the 1940 Act, without reference to other requirements. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, FRIMCo believes that the Funds will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate.

    FRIMCo does not anticipate that eliminating the investment restrictions will result in any material additional risk to the Funds. Although certain current fundamental investment restrictions of the Funds', as drafted, are no longer legally required, the Funds' investments in these particular areas will continue to be subject to the limitations and protections of the 1940 Act, and any exemptive orders granted under the 1940 Act. Further, the Funds have no current intention to change their present investment practices as a result of eliminating these investment restrictions, except to the limited extent described below.

    Because the fundamental investment restrictions proposed to be eliminated are almost identical for the Funds of Funds and the Non-Funds of Funds of FRIC, Proposal 5 groups each of the restrictions of the two types of funds together in one proposal. The current restrictions for all the Funds are in bold, with the current restrictions for the Funds of Funds appearing first, followed by the restrictions that apply to the Non-Funds of Funds of FRIC.

  PROPOSAL 5(a): ELIMINATION OF THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
                              REGARDING INVESTING
                           FOR CONTROL OR MANAGEMENT

    Current Fundamental Investment Restriction for the Funds of Funds: No Fund of Funds may make investments in companies for the purpose of exercising control or management.

    Current Fundamental Investment Restriction for the Non-Funds of Funds: No Fund may make investments in companies for the purpose of exercising control or management.

    Both of the current fundamental investment restrictions, which are identical, limit the Funds' ability to invest for purposes of exercising control or management. The investment restrictions were enacted in response to various state securities laws and are no longer required under NSMIA. This investment restriction was intended to ensure that an investment company would not be engaged in the business of managing another company. Typically, if an investment company acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. In certain circumstances, the fundamental investment restriction could be read to unduly restrict FRIC, or a Fund, from exerting influence with the management of issuers in which a Fund invests when to do so would be in the Fund's interests.

    Eliminating the investment restrictions will not have any significant impact on the day to day management of any of the Funds because none of the Funds have a present intention of investing in an issuer for the purposes of exercising control or management. The Funds of Funds' investments in Underlying Funds are subject to the limitations of the 1940 Act and the terms and conditions of exemptive order issued by the SEC granting relief to the Funds of Funds from the 1940 Act's limitations. The Non-Funds of Funds are diversified funds and, as such, are subject to a limitation under the 1940 Act that provides that each fund may not purchase more than 10% of the outstanding voting securities of any issuer. The Funds of Funds would be subject to the same 10% limitation should they cease to operate as funds of funds.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 5(a)

  PROPOSAL 5(b): ELIMINATION OF THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
                   REGARDING SHORT SALES AND MARGIN ACCOUNTS

    Current Fundamental Investment Restriction for the Funds of Funds. No Fund of Funds may purchase securities on margin or effect short sales (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

    Current Fundamental Investment Restriction for the Non-Funds of Funds. No Fund may purchase securities on margin or effect short sales (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, may trade in futures and related options, and may make margin payments in connection with transactions in futures contracts and related options).

    As discussed in Proposals 3(e) and 4(e) above, the current fundamental investment restrictions limit the Funds' ability to make short sales and to purchase securities on margin. Proposals 3(e) and 4(e) also explain that FRIMCo has proposed that the short sales part of this investment restriction be removed from this investment restriction and combined in the Funds' investment restriction regarding issuance of senior securities. The effect of the proposed fundamental investment restrictions governing short sales is discussed in Proposals 3(e) and 4(e) above. FRIMCo and the Trustees are recommending that these investment restrictions governing both short sales and margin transactions then be eliminated because the Funds will be subjected to fundamental investment restrictions governing short sales described in Proposals 3(e) and 4(e) above and no longer are required to have an investment restriction governing margin accounts. Margin transactions generally involve the purchase of securities with money borrowed from a broker with cash or securities being used as collateral for the loans. This investment restriction was originally included in the Funds' list of fundamental investment limitations in response to the various state law requirements to which investment companies were, but under NSMIA no longer are, subject, which required a stated restriction in utilizing margin accounts.

    Under the 1940 Act, the Funds must have an investment policy describing their ability to issue senior securities. A "senior security" is defined under the 1940 Act generally as an obligation of an investment company, with respect to its earnings or assets, that takes precedence over the claims of the investment company's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities, in order to limit the ability of investment companies to use leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later point in time.

    SEC Staff interpretations allow an investment company to engage in a number of types of transactions that might otherwise be considered to create "senior securities" or "leverage," provided certain conditions are met that are designed to protect investment company shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the investment company to pay money at a future date (such as when issued, forward commitment or delayed delivery transactions). According to current regulatory interpretations, when engaging in such transactions, an investment company must mark on its or its custodian bank's books, or set aside in a segregated account with the investment company's custodian bank, cash or other liquid securities to meet the SEC Staff's collaterialization requirements. This procedure limits the investment company's ability to engage in these types of transactions and thereby limits the investment company's exposure to risk associated with these transactions.

    As a general matter, elimination of this fundamental investment restriction relating to purchasing securities on margin should not have an impact on the day to day management of the Funds, since the 1940 Act's limitations on these types of transactions would continue to apply to the Funds. If the proposed elimination of this investment restriction is approved, it will be replaced as it applies to short sales with the following fundamental investment restriction:

  No Fund may issue securities senior to the Fund's presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into option, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.

    The elimination of this current fundamental investment restriction would result in the separation of the Funds' short sales part of the current fundamental investment restriction from the part relating to investments in margin accounts. The short sales part of the restriction will be incorporated in the replacement fundamental investment restriction above governing issuance of senior securities and the part of the investment restriction relating to investing in margin accounts is proposed to be eliminated entirely because the Funds are not required by the 1940 Act to have a fundamental restriction regarding margin accounts. In a typical short sale, a Fund would borrow securities from a broker that it anticipates will decline in value in order to sell the securities to a third party. The Fund would be obligated to return securities of the same issue and quantity at a future date and would realize a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must return the borrowed securities unless the short sale is made "against the box" (a sale where the Fund owns or has the right to acquire at no additional cost securities identical to those sold short). Because the value of a particular borrowed security can increase without limitation, the Fund potentially could realize losses with respect to short sales (other than those which are "against the box") that could be significantly greater than the value of the securities at the time they are sold short. Under the current fundamental investment restriction, the Funds are prohibited from effecting short sales (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

    The proposed elimination of this investment restriction would permit the Funds to effect short sales as permitted by the 1940 Act and any exemptions available by rule or order under the 1940 Act as contemplated by the proposed fundamental investment restrictions described in Proposals 3(e) and 4(e). The ability of the Funds to effect short sales, however, will continue to be subject to the current regulatory interpretations and procedures described above which operate to limit the Funds' exposure to risks associated with these transactions. Elimination of the fundamental investment restriction would allow the Funds to respond to any beneficial changes in these regulatory interpretations and procedures or in the provisions of the 1940 Act governing short sales without conducting a Shareholder meeting with attendant expense and delay.

    The SEC staff currently takes the position that margin transactions raise senior security issues and are prohibited by the 1940 Act. Elimination of the investment restriction, therefore, would not affect the Funds' current inability to purchase securities on margin. Elimination of this fundamental investment restriction would allow the Funds to respond to any beneficial changes in the 1940 Act or staff positions regarding margin transactions without conducting a Shareholder meeting with attendant expense and delay.

    If the proposed eliminations of the fundamental restriction governing purchases of securities on margin and short sales are approved by Shareholders, the Funds will be subject to the following non-fundamental investment restriction:

      "No Fund may borrow money for purposes of leverage or investment."

    While this non-fundamental investment restrictions constrains the Funds' ability to purchase securities on margin or effect short sales, the Trustees may change the non-fundamental investment restriction for each Fund if they believe that such a change would be in the best interest of that Fund. The use of leverage may subject the Funds to greater risk of loss. The Trustees presently have no intention of changing the non-fundamental investment restrictions on the use of leverage or the issuance of senior securities.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 5(b)

     PROPOSAL 5(c): ELIMINATE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
                             REGARDING INVESTMENTS
                         IN OTHER INVESTMENT COMPANIES

    Current Restriction of the Funds of Funds: No Fund of Funds may purchase the securities of other investment companies except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act (except as described below).

    Current Restriction of the Non-Funds of Funds: No Fund may purchase the securities of other investment companies except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act.

    The current fundamental investment restrictions limit the Funds' ability to invest in the securities of other open-end investment companies. They were originally included in the Funds' fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Funds are no longer legally required to retain such a policy as a fundamental investment restriction. FRIMCo therefore has recommended that this restriction be eliminated.

    Upon elimination of this investment restriction, the Funds would remain subject to the 1940 Act's restrictions on an investment company's investments in other open-end funds. The 1940 Act's restrictions presently state that an investment company may not purchase more than 3% of another investment company's total outstanding voting stock, commit more than 5% of its assets to the purchase of another investment company's securities, or have more than 10% of its total assets invested in securities of all other investment companies. Investment companies may invest all of their assets in one or more investment companies if certain conditions are met. Additionally, the Funds of Funds would continue to operate in accordance with any exemptive orders issued, or which in the future may be issued, by the SEC granting relief to the Funds from the 1940 Act's limitations and the Non-Funds of Funds would continue to operate under any exemptive orders issued by the SEC granting relief to the Funds from the 1940's limitations.

    Elimination of this investment restriction should not have a significant impact on the day to day management of the Funds. The Funds of Funds presently intend to continue to pursue their investment objectives through the purchase of Underlying Fund securities and the Non-Funds of Funds presently do not intend to pursue their investment objectives through the purchase of other open-end investment company securities.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 5(c)

     PROPOSAL 5(d): ELIMINATE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
                        REGARDING INVESTMENTS IN OPTIONS

    Current Fundamental Investment Restriction for the Funds of Funds: No Fund of Funds may purchase or sell options.

    Current Fundamental Investment Restriction for the Non-Funds of Funds: No Fund may purchase or sell options except to the extent permitted by the policies set forth in the sections "Certain Investments--Options on Securities and Indices," "Certain Investments--Foreign Currency Options," "Certain Investments--Futures Contracts and Options on Future Contracts" and "Certain Investments--Forward Foreign Currency Exchange Contracts" below. The Tax Exempt Bond and Tax Free Money Market Funds may purchase municipal obligations from an issuer, broker, dealer, bank or other persons accompanied by the agreement of such seller to purchase, at the Fund's option, the municipal obligations prior to maturity thereof.

    These fundamental investment restrictions were originally included in the Funds' fundamental investment restrictions in response to various state law requirements but, as a result of NSMIA, are no longer required. Therefore, FRIMCo has recommended that these restrictions be eliminated. Notwithstanding the elimination of these restrictions, the Funds, when engaging in these activities, will do so in accordance with the limitations contained in the 1940 Act. Elimination of these fundamental investment restrictions would enable the Funds to be managed in accordance with the requirements of the 1940 Act without reference to any other restriction and, if the 1940 Act is changed, to respond to any provisions of the amended statute of potential benefit without conducting a shareholder meeting with attendant delay and expense.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 5(d)

     PROPOSAL 5(e): ELIMINATE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
                           REGARDING PARTICIPATION IN
                             JOINT TRADING ACCOUNTS

    Current Fundamental Investment Restriction for the Funds of Funds: No Fund of Funds may participate on a joint or a joint and several basis in any trading account in securities except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act. The "bunching" of orders for the sale or purchase of marketable portfolio securities with two or more Funds, or with a Fund and such other accounts under the management of FRIMCo or any money manager for the Funds to save brokerage costs or to average prices among them shall not be considered a joint securities trading account.

    Current Fundamental Investment Restriction for the Non-Funds of Funds: No Fund may participate on a joint or a joint and several basis in any trading account in securities except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act. The "bunching" of orders for the sale or purchase of marketable portfolio securities with two or more Funds, or with a Fund and such other accounts under the management of FRIMCo or any money manager for the Funds to save brokerage costs or to average prices among them shall not be considered a joint securities trading account. The purchase of Shares of the Money Market Fund by any other Fund shall also not be deemed to be a joint securities trading account.

    These fundamental investment restrictions are not required under present law and FRIMCo has recommended that they be eliminated. Notwithstanding elimination of these fundamental restrictions, the Funds will be subject to limitations on these activities contained in the 1940 Act. The 1940 Act prohibits participation by an investment company in a joint trading account in securities, except in connection with an underwriting in which such investment company is a participant and in accordance with the SEC's rules, regulations and orders. Elimination of these fundamental investment restrictions would enable the Funds to be managed in accordance with the 1940 Act and any exemptions available by Rule or Order without reference to any other limitations and, if the 1940 Act is changed, to respond to any provisions of the amended statute of potential benefit without conducting a shareholders meeting with attendant delay and expense.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 5(e)

     PROPOSAL 5(f): ELIMINATE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
        REGARDING AFFILIATED PURCHASES OR SALES OF PORTFOLIO SECURITIES

    Current Fundamental Investment Restriction for the Funds of Funds: No Fund of Funds may purchase from or sell portfolio securities to the officers, Trustees or other "interested persons" (as defined in the 1940 Act) of FRIC, including the Underlying Fund's money managers and their affiliates, except as permitted by the 1940 Act, SEC rules or exemptive orders.

    Current Fundamental Investment Restriction for the Non-Funds of Funds: No Fund may purchase from or sell portfolio securities to the officers, Trustees or other "interested persons" (as defined in the 1940 Act) of FRIC, including the Fund's money managers and their affiliates, except as permitted by the 1940 Act, SEC rules or exemptive orders.

    These fundamental investment policies were required to be adopted by certain states prior to the enactment of NSMIA. Since the restrictions are not required to be adopted as fundamental investment restrictions under present law, FRIMCo has proposed that they be eliminated. Notwithstanding elimination of these fundamental investment policies, transactions between any Fund and the officers, Trustees or other "interested persons" of FRIC will continue to be subject to the limitations of the 1940 Act and the SEC's rules and exemptive orders. In addition, FRIMCo maintains a code of ethics to monitor certain affiliated transactions involving itself or its employees which might affect the Funds.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 5(f)

    PROPOSAL 5(g): ELIMINATE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                  REGARDING THE DIVERSIFICATION OF INVESTMENTS

    Current Fundamental Investment Restrictions of the Funds of Funds: No Fund of Funds may invest in any security if, as a result of such investment, less than 75% of its total assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies (including the Underlying Funds); and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such Fund of Funds.

    No Fund may acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer, except with respect to Shares of FRIC Funds.

    Current Fundamental Investment Restrictions of the Non-Funds of Funds: No Fund may invest in any security if, as a result of such investment, less than 75% of its total assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies; and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such Fund. Investments by Funds, other than the Tax Free Money Market and U.S. Government Money Market Funds, in Shares of the Money Market Fund are not subject to this restriction, or to Investment Restrictions 2, 3 and 13. (See "Investment Policies--Cash Reserves.")

    No Fund may acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

    None of the foregoing investment restrictions is required to be a fundamental investment restriction. Notwithstanding their elimination, the 1940 Act prohibits a "diversified" investment company from purchasing securities of any one issuer if, at the time of purchase, as to 75% of the investment company's total assets, more than 5% of the company's total assets would be invested in securities of that issuer, or the investment company would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the investment company's total assets may be invested without regard to these limitations. Under the 1940 Act, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

    It is not currently anticipated that elimination of the restrictions would significantly change the way the Funds are managed. In this regard, the Funds of Funds currently operate as funds of funds pursuant to SEC rules under the 1940 Act and exemptive orders issued by the SEC. Therefore, eliminating these investment restrictions would only provide future investment flexibility should the Funds of Funds cease to operate as such. Eliminating these fundamental investment restrictions would enable the Funds to be managed in accordance with the requirements of the 1940 Act applicable to diversified investment companies without reference to any other limitation and, if the 1940 Act is changed, to respond to any provisions of the amended statute of potential benefit to the Funds without conducting a shareholder's meeting with attendant delay and expense.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 5(g)

  PROPOSAL 5(h): ELIMINATE THE FIXED INCOME I, DIVERSIFIED BOND AND SHORT TERM
   BOND FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION REGARDING CONVERTIBLE BONDS

    Current Fundamental Investment Restriction: Fixed Income I, Diversified Bond and Short Term Bond Funds may acquire convertible bonds which will be disposed of by the Funds in as timely a manner as is practical after conversion.

    This fundamental investment restriction is not required under present law and, accordingly, FRIMCo has recommended that it be eliminated to reduce administration burdens associated with the unnecessary restriction and to provide additional flexibility to pursue the Funds' respective investment objectives consistent with applicable laws in effect from time to time, including the 1940 Act. Notwithstanding its elimination, investments in convertible bonds (and in securities acquired as a result of conversion) could be made only in accordance with these Funds' respective investment objectives, which are fundamental and can be changed only with shareholder approval, and related prospectus disclosure. The elimination of this fundamental investment restriction is not expected to have a significant impact on the day to day management of these Funds since any equity securities acquired upon conversion will continue to be disposed of promptly.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 5(g)

                                 OTHER BUSINESS

    The Trustees know of no other business to be presented at the Special Meeting other than Proposals 1 through 5, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted in accordance with the judgment of the persons named in the proxy.

                          INFORMATION ABOUT THE TRUST

Investment Advisor, Administrator and Transfer Agent.

    FRIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management services for the Funds and acts as transfer agent and dividend disbursing agent for the Funds. FRIMCo develops the investment programs for each of the Funds, selects money managers for the Funds (subject to approval by the Board), allocates assets among money managers, monitors the money managers' investment programs and results, and may exercise investment discretion over certain assets. FRIMCo's mailing address is 909 A Street, Tacoma, Washington 98402. Unlike most investment companies that have a single organization that acts as both administrator and investment advisor, the Funds divide responsibility for corporate management and investment advice between FRIMCo and a number of different money managers. A list of the money managers and their addresses is provided in Appendix A to this proxy statement.

Distributor.

    Russell Fund Distributors, Inc. (the "Distributor") serves as the distributor of FRIC's Shares. The Distributor receives no compensation from FRIC for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of Shares pursuant to FRIC's Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. The Distributor is a wholly owned subsidiary of FRIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

The Custodian.

    FRIC's custodian is State Street Bank and Trust Company and its mailing address is 1776 Heritage Drive, North Quincy, MA 02171.

The Independent Auditors.

    The Board has a standing Audit Committee consisting of Paul E. Anderson, Paul Anton, William E. Baxter, Kristianne Blake, Lee C. Gingrich, Eleanor W. Palmer and Raymond P. Tennison, Jr, all of whom are not "interested persons" as that term is defined in section 2(a)(19) of the 1940 Act. FRIC's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. The Audit Committee reviews the maintenance of the Funds' records and the safekeeping arrangements of FRIC's custodian, reviews both the audit and non-audit work of FRIC's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

    Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of FRIC for the fiscal year ending October 31, 2001. The Audit Committee has adopted a Charter, which is attached to this Proxy Statement as Appendix C.

    Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of FRIC's annual financial statements for the ten months
ended October 31, 2000 were $[    ].

    Financial Information Systems Design and Implementation Fees. During the ten months ended October 31, 2000, PwC billed no fees for professional services relating to financial information systems design.

    All Other Fees. During the ten months ended October 31, 2000, the aggregate fees billed by PwC for other professional services rendered to FRIC, FRIMCo and any entity controlling, controlled by or under common control with FRIMCo that
provided services to FRIC were $[    ].

    The Audit Committee has considered whether the services described above are compatible with PwC's independence.

    Representatives of PwC are not expected to be present at the Special
Meeting.

Massachusetts State Law Considerations.

    FRIC is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Amended Master Trust Agreement of FRIC contains an express disclaimer of shareholder liability for acts or obligations of FRIC and provides for indemnification and reimbursement of expenses out of FRIC's property for any shareholder held personally liable for the obligations of FRIC. The Amended Master Trust Agreement also provides that FRIC may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of FRIC, the shareholders of the sub-trusts, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability also is limited to circumstances in which both inadequate insurance exists and FRIC itself is unable to meet its obligations.

    Under Massachusetts law, FRIC is not required to hold annual meetings. In the past, the Funds have availed themselves of these provisions of state law to achieve cost savings by eliminating printing costs, mailing charges and other expenses involved to hold routine annual meetings. The Funds may, however, hold a meeting for such purposes as changing fundamental investment restrictions, approving a new investment management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. In addition, a meeting also may be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders such as that provided in Section 16(c) of the 1940 Act. FRIC is holding the Special Meeting because of the items that must be presented for Shareholders' consideration and approval.

            FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

    This Proxy Statement is provided on behalf of the Board of Trustees of FRIC in connection with the Special Meeting of FRIC to be held at the offices of FRIC at 909 A Street, Tacoma, Washington 98402, on November 15, 2001, at 10:00 a.m., local time, and any or all adjournments thereof. This Proxy Statement is first being mailed to Shareholders on or about September 7, 2001. You may revoke your proxy at any time before it is exercised by signing and forwarding to FRIC a later-dated proxy, by attending the Special Meeting and casting your votes in person or by transmitting a later-dated vote via the Internet.

    FRIC requests that broker-dealer firms, custodians, nominees and fiduciaries forward proxy material to the beneficial owners of the shares held of record by such persons. FRIC may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will be borne by each Fund, to the extent of its direct operational expenses, and by FRIMCo. FRIC has engaged Alamo Direct Mail Services, Inc. ("Alamo Direct") to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses of up to $50,000.

Record Date.

    Shareholders of record at the close of business on September 5, 2001 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting, with proportionate votes for fractional shares. The holders of 5% or more of FRIC's shares are listed in the section "Principal Shareholders" below.

    As of the Record Date, there were the following number of shares of beneficial interest outstanding of each Fund:

                                                                  Number of
Name of Fund                                                  Shares Outstanding
------------                                                  ------------------
Equity I Fund................................................
                                                                    ------
Equity II Fund...............................................
                                                                    ------
Equity III Fund..............................................
                                                                    ------
Equity Q Fund................................................
                                                                    ------
Tax-Managed Large Cap Fund...................................
                                                                    ------
Tax-Managed Small Cap Fund...................................
                                                                    ------
International Fund...........................................
                                                                    ------
Emerging Markets Fund........................................
                                                                    ------
Fixed Income I Fund..........................................
                                                                    ------
Fixed Income III Fund........................................
                                                                    ------
Money Market Fund............................................
                                                                    ------
Diversified Equity Fund......................................
                                                                    ------
Special Growth Fund..........................................
                                                                    ------
Equity Income Fund...........................................
                                                                    ------
Quantitative Equity Fund.....................................
                                                                    ------
International Securities Fund................................
                                                                    ------
Real Estate Securities Fund..................................
                                                                    ------
Diversified Bond Fund........................................
                                                                    ------
Short Term Bond Fund.........................................
                                                                    ------
Multistrategy Bond Fund......................................
                                                                    ------
Tax Exempt Bond Fund.........................................
                                                                    ------
U.S. Government Money Market Fund............................
                                                                    ------
Tax Free Money Market Fund...................................
                                                                    ------
Select Growth Fund...........................................
                                                                    ------
Select Value Fund............................................
                                                                    ------
Equity Aggressive Strategy Fund..............................
                                                                    ------
Aggressive Strategy Fund.....................................
                                                                    ------
Balanced Strategy Fund.......................................
                                                                    ------
Moderate Strategy Fund.......................................
                                                                    ------
Conservative Strategy Fund...................................
                                                                    ------
Tax-Managed Global Equity Fund...............................
                                                                    ------

What other business will be discussed at the Special Meeting?

    The Board of Trustees does not intend to present any matters before the Special Meeting other than as described in this Proxy Statement, and is not aware of any other matters to be brought before the Meeting or any adjournments thereof by others. IF ANY OTHER MATTER LEGALLY COMES BEFORE THE MEETING, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED IN THE PROXIES.

What if a quorum is not present at the special meeting?

    The Amended Master Trust Agreement provides that a quorum shall be present at a meeting when a majority of the Shares entitled to vote is present at the meeting, but any lesser number shall be sufficient for adjournments. In the event that a quorum is not present at the Special Meeting or sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on any other matter to properly come before the Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment of the Meeting will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy and voting. The persons named as proxies on the proxy card will vote against any such adjournment those proxies required to be voted against such proposal. They will vote in favor of an adjournment all other proxies that they are entitled to vote.

    The costs of any such additional solicitation and of any adjourned session will be borne by FRIC. Abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum. Abstentions (but not broker non-votes) have the effect of a "no" vote when determining whether a proposal has received sufficient votes to be approved.

Principal Shareholders.

    As of July 31, 2001, the only persons known by FRIC to be beneficial owners of more than 5% of FRIC's securities are

   Beneficial
   Owner Name
   and
   Address      Shares Percent
   ----------   ------ -------


    The persons known to hold more than 5% of the respective Funds are listed in Appendix B.

Shareholder Proposals.

    FRIC is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to FRIC's offices, 909 A Street, Tacoma, Washington 98402, Attn: Secretary, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of FRIC.

Annual and Semi-Annual Reports.

    The Funds' most recent audited financial statements and Annual Report, for the fiscal year ended October 31, 2000 and the most recent Semi-Annual report dated April 30, 2001, have been previously mailed to shareholders, and are available free of charge. If you have not received an Annual Report or a Semi-Annual Report for the Fund(s) in which you are an investor, or would like to receive additional copies, free of charge, please contact your financial intermediary or contact FRIC by mailing a request to Frank Russell Investment Company, 909 A Street, Tacoma, WA 98402, calling 1-800-787-7354, faxing 253-591-3495, or logging onto www.russell.com.

                                             By Order of the Trustees,

                                             /s/ Karl J. Ege
                                             Karl J. Ege
                                             Secretary

                                   APPENDIX A

    Following is a list of names and addresses of the money managers for the Funds of FRIC that are managed by money managers, which include all of the Funds of FRIC except for the Funds of Funds.

                                 Equity I Fund

Alliance Capital Management L.P., 601 2nd Avenue South, Suite 5000,
  Minneapolis, MN 55402.

Alliance Capital Management L.P., acting through its Bernstein Investment
  Research and Management Unit, 767 Fifth Avenue, New York, NY 10153-0185.

Barclays Global Fund Advisors, 45 Fremont Street, 17th Floor, San Francisco, CA
  94105.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, Florham Park, NJ
  07932-0650.

Marsico Capital Management Company, LLC, 1200 17th Street, Suite 1300, Denver,
  CO 80202.

MFS Institutional Advisors, Inc., 500 Boylston Street, Boston, MA 02116-3741.

Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree
  Street N.E., Atlanta, GA 30308.

Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, WI
  53051.

Suffolk Capital Management, Inc., 1633 Broadway, 40th Floor, New York, NY
  10019.

Turner Investment Partners, Inc., 1235 Westlakes Drive, Suite 350, Berwyn, PA
  19312.

Westpeak Investment Advisors, L.P., 1011 Walnut Street, Boulder, CO 80302.

                                 Equity Q Fund

Barclays Global Fund Advisors, 45 Fremont Street, 17th Floor, San Francisco, CA
  94105.

Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston,
  MA 02110-4104.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, Florham Park, NJ
  07932-0650.

J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 6th Floor, New York,
  NY 10036.

                                 Equity II Fund

CapitalWorks Investment Partners, LLC, 401 West "A" Street, Suite 1675, San
  Diego, CA 92101.

David J. Greene and Company, LLC, 599 Lexington Avenue, New York, NY 10022.

Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110.

GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, Florham Park, NJ
  07932-0650.

Sirach Capital Management, Inc., 520 Pike Street, Suite 2800, Seattle, WA
  98101.

Suffolk Capital Management, Inc., 1633 Broadway, 40th Floor, New York, NY
  10019.

TimesSquare Capital Management, Inc., Four Times Square, 25th Floor, New York,
  NY 10036.

Westpeak Investment Advisors, L.P., 1011 Walnut Street, Boulder, CO 80302.

                               Select Growth Fund

    CapitalWorks Investment Partners, LLC, 401 West "A" Street, Suite 1675, San Diego, CA 92101.

    Fuller & Thaler Asset Management, 411 Borel Avenue, Suite 402, San Mateo, CA 94402.

Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, WI
  53051.

TCW Investment Management Company, 865 Figueroa Street Suite 1800, Los Angeles,
  CA 90017.

Turner Investment Partners, Inc., 1235 Westlakes Drive, Suite 350, Berwyn, PA
  19312.

                               Select Value Fund

Iridian Asset Management LLC, 276 Post Road West, Westport, CT 06880.

MFS Institutional Advisors, Inc., 500 Boylston Street, Boston, MA 02116-3741.

Systematic Financial Management, L.P., 300 Frank Burr Boulevard, Glenpoint
  East, 7th Floor, Teaneck, NJ 07666-6703.

                                Equity III Fund

Barclays Global Fund Advisors, 45 Fremont Street, 17th Floor, San Francisco, CA
  94105.

Iridian Asset Management LLC, 276 Post Road West, Westport, CT 06880.

Westpeak Investment Advisors, L.P., 1011 Walnut Street, Boulder, CO 80302.

                               International Fund

Alliance Capital Management L.P., acting through its Bernstein Investment
  Research and Management Unit, 767 Fifth Avenue, New York, NY 10153-0185.

Capital International, Inc., 11100 Santa Monica Blvd., Suite 1500, Los Angeles,
  CA 90025.

Delaware International Advisers Ltd., 80 Cheapside, 3rd Floor, London EC2V 6EE
  England.

Driehaus Capital Management, Inc., 25 East Erie Street, Chicago, IL 60611-2703.

Fidelity Management & Research Company, 82 Devonshire Street, Boston, MA 02109.

J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 6th Floor, New York,
  NY 10036.

Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300,
  Wilmington, DE 19801-1165.

Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA
  98004.

Oechsle International Advisors, LLC, One International Place, 23rd Floor,
  Boston, MA 02110.

The Boston Company Asset Management, LLC., One Boston Place, 14th Floor,
  Boston, MA 02108-4402.

                              Fixed Income I Fund

Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100,
  Chicago, IL 60606.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 360,
  P.O. Box 6430, Newport Beach, CA 92658-6430.

Standish Mellon Asset Management Company LLC, One Financial Center, Boston, MA
  02111.

                             Fixed Income III Fund

Lazard Asset Management, a Division of Lazard Freres & Co. LLC, 30 Rockefeller
  Plaza, New York, NY 10112-6300.

Morgan Stanley Investments, LP, One Tower Bridge, W. Conshohocken, PA
  19428-2899.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 360,
  P.O. Box 6430, Newport Beach, CA 92658-6430.

Standish Mellon Asset Management Company LLC, One Financial Center, Boston, MA
  02111.

                          Real Estate Securities Fund

AEW Management and Advisors, L.P., 225 Franklin Street, Boston, MA 02110-2803.

Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, NY 10017.

Security Capital Global Capital Management Group Incorporated, 11 South LaSalle
  Street, 2nd Floor, Chicago, IL 60603.

                             Emerging Markets Fund

Alliance Capital Management L.P., acting through its Bernstein Investment
  Research and Management Unit, 767 Fifth Avenue, New York, NY 10153-0185.

Foreign & Colonial Emerging Markets Limited, Exchange House, Primrose Street,
  London EC2A 2NY England.

Genesis Asset Managers Limited, 21 Knightsbridge, London SW1X 7LY England.

Nicholas Applegate Capital Management, 600 W. Broadway, 29th Floor, San Diego,
  CA 92101.

Schroder Investment Management North America Ltd., 787 Seventh Avenue,
  34th Floor, New York, NY 10019.

                              Short Term Bond Fund

BlackRock Financial Management, Inc., 345 Park Ave., 29th Floor, New York, NY
  10154.

Merganser Capital Management LP, One Cambridge Center, Suite 402, Cambridge, MA
  02142-1611.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 360,
  P.O. Box 6430, Newport Beach, CA 92658-6430.

STW Fixed Income Management, 200 East Carrillo Street, Suite 100, Santa
  Barbara, CA 93101-2143.

                            Diversified Equity Fund

Alliance Capital Management L.P., 601 2nd Avenue South, Suite 5000,
  Minneapolis, MN 55402.

Alliance Capital Management L.P., acting through its Bernstein Investment
  Research and Management Unit, 767 Fifth Avenue, New York, NY 10153-0185.

Barclays Global Fund Advisors, 45 Fremont Street, 17th Floor, San Francisco, CA
  94105.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, Florham Park, NJ
  07932-0650.

Marsico Capital Management Company, LLC, 1200 17th Street, Suite 1300, Denver,
  CO 80202.

MFS Institutional Advisors, Inc., 500 Boylston Street, Boston, MA 02116-3741.

Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree
  Street N.E., Atlanta, GA 30308.

Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, WI
  53051.

Suffolk Capital Management, Inc., 1633 Broadway, 40th Floor, New York, NY
  10019.

Turner Investment Partners, Inc., 1235 Westlakes Drive, Suite 350, Berwyn, PA
  19312.

Westpeak Investment Advisors, L.P., 1011 Walnut Street, Boulder, CO 80302.

                            Quantitative Equity Fund

Barclays Global Fund Advisors, 45 Fremont Street, 17th Floor, San Francisco, CA
  94105.

Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston,
  MA 02110-4104.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, Florham Park, NJ
  07932-0650.

J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 6th Floor, New York,
  NY 10036.

                           Tax-Managed Large Cap Fund

J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 6th Floor, New York,
  NY 10036.

                              Special Growth Fund

CapitalWorks Investment Partners, LLC, 401 West "A" Street, Suite 1675, San
  Diego, CA 92101.

David J. Greene and Company, LLC, 599 Lexington Avenue, New York, NY 10022.

Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110.

GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, Florham Park, NJ
  07932-0650.

Sirach Capital Management, Inc., 520 Pike Street, Suite 2800, Seattle, WA
  98101.

Suffolk Capital Management, Inc., 1633 Broadway, 40th Floor, New York, NY
  10019.

TimesSquare Capital Management, Inc., Four Times Square, 25th Floor, New York,
  NY 10036.

Westpeak Investment Advisors, L.P., 1011 Walnut Street, Boulder, CO 80302.

                           Tax-Managed Small Cap Fund

Geewax, Terker & Company, 414 Old Baltimore Pike, Chadds Ford, PA 19317.

                               Equity Income Fund

Barclays Global Fund Advisors, 45 Fremont Street, 17th Floor, San Francisco, CA
  94105.

Capital International Inc., 11100 Santa Monica Blvd., Suite 1500, Los Angeles
  CA 90025.

Iridian Asset Management LLC, 276 Post Road West, Westport, CT 06880.

Westpeak Investment Advisors, L.P., 1011 Walnut Street, Boulder, CO 80302.

                         International Securities Fund

Alliance Capital Management L.P., acting through its Bernstein Investment
  Research and Management Unit, 767 Fifth Avenue, New York, NY 10153-0185.

Delaware International Advisers Ltd., 80 Cheapside, 3rd Floor, London EC2V 6EE
  England.

Driehaus Capital Management, Inc., 25 East Erie Street, Chicago, IL 60611-2703.

Fidelity Management & Research Company, 82 Devonshire Street, Boston, MA 02109.

J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 6th Floor, New York,
  NY 10036.

Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300,
  Wilmington, DE 19801-1165.

Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA
  98004.

Oechsle International Advisors, LLC, One International Place, 23rd Floor,
  Boston, MA 02110.

The Boston Company Asset Management, LLC., One Boston Place, 14th Floor,
  Boston, MA 02108-4402.

                             Diversified Bond Fund

Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100,
  Chicago, IL 60606.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 360,
  P.O. Box 6430, Newport Beach, CA 92658-6430.

Standish Mellon Asset Management Company LLC, One Financial Center, Boston, MA
  02111.

                            Multistrategy Bond Fund

Lazard Asset Management, a Division of Lazard Freres & Co. LLC,, 30 Rockefeller
  Plaza, New York, NY 10112-6300.

Morgan Stanley Investments, LP, One Tower Bridge, W. Conshohocken, PA
  19428-2899.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 360,
  P.O. Box 6430, Newport Beach, CA 92658-6430.

Standish Mellon Asset Management Company LLC, One Financial Center, Boston, MA
  02111.

                              Tax Exempt Bond Fund

MFS Institutional Advisors, Inc., 500 Boylston Street, Boston, MA 02116-3741.

Standish Mellon Asset Management Company LLC, One Financial Center, Boston, MA
  02111.

                               Money Market Fund

Frank Russell Investment Management Company, 909 A Street, Tacoma, WA 98402.

                        US Government Money Market Fund

Frank Russell Investment Management Company, 909 A Street, Tacoma, WA 98402.

                           Tax Free Money Market Fund

Weiss, Peck & Greer, LLC, One New York Plaza, 30th Floor, New York, NY 10004.

                                   APPENDIX B

                    [Insert principal holders of each Fund]

                                   APPENDIX C

                        FRANK RUSSELL INVESTMENT COMPANY
                            AUDIT COMMITTEE CHARTER

    1. The Audit Committee shall be composed entirely of independent trustees.

    2. The purposes of the Audit Committee are:

      (a) to oversee the Funds' accounting and financial reporting policies, its internal controls and, as appropriate, the internal controls of certain service providers;

      (b) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and

      (c) to act as a liaison between the Funds' independent auditors and the full Board of Trustees.

    The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

    3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

      (a) to recommend the selection, retention or termination of auditors, and, in connection therewith, to evaluate the independence of the auditors, taking into account whether the auditors provide any consulting services to the Funds advisor, Frank Russell Investment Management Company (FRIMCo), and to receive the auditors' specific representations as to their independence;

      (b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

      (c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

      (d) to review the fees charged by the auditors for audit and non-audit services;

      (e) to investigate improprieties or suspected improprieties in Fund operations that have been brought to the attention of the Audit Committee; and

      (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

    4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

    5. The Committee shall have access to meet with the Treasurer of the Funds and with internal auditors, if any, for FRIMCo.

    6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

    7. The Committee shall review this Charter from time to time as it deems appropriate and recommend any changes to the full Board of Trustees.

                        FRANK RUSSELL INVESTMENT COMPANY
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 15, 2001

The undersigned, revoking all Proxies heretofore given, hereby appoints each of Rick Chase, Greg Lyons and Mary Beth Rhoden or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned shares in the funds of Frank Russell Investment Company ("FRIC") which the undersigned is entitled to vote at the special meeting of the
Shareholders of FRIC to be held on November 15, 2001, at 10:00 a.m., Pacific Time, in the offices of FRIC located at 909 A Street,
Tacoma, Washington, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present as indicated on this proxy card.

Proxy Solicited on Behalf of FRIC's Board of Trustees. The Board of Trustees of FRIC Recommends That You Vote For Each Proposal. The
Proxies are Authorized in Their Discretion to Transact Such Other Business as May Properly Come Before the Special Meeting or any
Adjournment Thereof.

                                                                              VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                                                                            --------------------------------------------------------

                                                                            --------------------------------------------------------




                                                                            NOTE: Please sign exactly as your name appears on this
                                                                            Proxy. If signing for estates, trusts or corporations,
                                                                            title or capacity should be stated. If shares are held
                                                                            jointly, each holder should sign.


                                                                            --------------------------------------------------------
                                                                            Signature

                                                                            --------------------------------------------------------
                                                                            Signature (if held jointly)

                                                                            --------------------------------------------------------
                                                                            Date                                          FRP_11769A


FUND                                                       FUND
----                                                       ----
Fundname Drop-in 1               12578.2560                Fundname Drop-in 2                   5125.2450
Fundname Drop-in 3                5635.5087                Fundname Drop-in 4                   2265.5654
Fundname Drop-in 5                5635.5087                Fundname Drop-in 6                   2265.5654

Please vote by filling in the appropriate box below. If you do not mark one or more boxes, your Proxy will be voted FOR the proposals set forth below for which you have specified a vote. PLEASE MARK VOTES AS IN THIS EXAMPLE: [_]

----------------------------------------------------------------------------------------
[_] To vote FOR all Funds on all Proposals mark this box. (No other vote is necessary.)
            ---                                                                                 FOR       WITHHOLD       FOR ALL
----------------------------------------------------------------------------------------        ALL         ALL           EXCEPT
1.       Election of Trustees:  01  Kristianne Blake    02  Raymond P. Tennison, Jr.            [_]         [_]            [_]

         To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided:________________________________

2.       THIS PROPOSAL IS NOT APPLICABLE TO YOUR FUND(S).


3.a-3.f  THIS PROPOSAL IS NOT APPLICABLE TO YOUR FUND(S).


4.a      To approve amendments to the fundamental investment restriction regarding borrowing.

                    FOR   AGAINST   ABSTAIN                       FOR   AGAINST   ABSTAIN                     FOR   AGAINST  ABSTAIN
Fundname Drop-in 1  [_]     [_]       [_]     Fundname Drop-in 2  [_]     [_]       [_]   Fundname Drop-in 3  [_]     [_]      [_]
Fundname Drop-in 4  [_]     [_]       [_]     Fundname Drop-in 5  [_]     [_]       [_]   Fundname Drop-in 6  [_]     [_]      [_]

4.b      To approve amendments to the fundamental investment restriction regarding underwriting.

                    FOR   AGAINST   ABSTAIN                       FOR   AGAINST   ABSTAIN                     FOR   AGAINST  ABSTAIN
Fundname Drop-in 1  [_]     [_]       [_]     Fundname Drop-in 2  [_]     [_]       [_]   Fundname Drop-in 3  [_]     [_]      [_]
Fundname Drop-in 4  [_]     [_]       [_]     Fundname Drop-in 5  [_]     [_]       [_]   Fundname Drop-in 6  [_]     [_]      [_]

4.c      To approve amendments to the fundamental investment restriction regarding lending.

                    FOR   AGAINST   ABSTAIN                       FOR   AGAINST   ABSTAIN                     FOR   AGAINST  ABSTAIN
Fundname Drop-in 1  [_]     [_]       [_]     Fundname Drop-in 2  [_]     [_]       [_]   Fundname Drop-in 3  [_]     [_]      [_]
Fundname Drop-in 4  [_]     [_]       [_]     Fundname Drop-in 5  [_]     [_]       [_]   Fundname Drop-in 6  [_]     [_]      [_]

4.d      To approve amendments to the fundamental investment restriction regarding investing in commodities.

                    FOR   AGAINST   ABSTAIN                       FOR   AGAINST   ABSTAIN                     FOR   AGAINST  ABSTAIN
Fundname Drop-in 1  [_]     [_]       [_]     Fundname Drop-in 2  [_]     [_]       [_]   Fundname Drop-in 3  [_]     [_]      [_]
Fundname Drop-in 4  [_]     [_]       [_]     Fundname Drop-in 5  [_]     [_]       [_]   Fundname Drop-in 6  [_]     [_]      [_]

4.e      To approve amendments to the fundamental investment restriction regarding issuing senior securities.

                    FOR   AGAINST   ABSTAIN                       FOR   AGAINST   ABSTAIN                     FOR   AGAINST  ABSTAIN
Fundname Drop-in 1  [_]     [_]       [_]     Fundname Drop-in 2  [_]     [_]       [_]   Fundname Drop-in 3  [_]     [_]      [_]
Fundname Drop-in 4  [_]     [_]       [_]     Fundname Drop-in 5  [_]     [_]       [_]   Fundname Drop-in 6  [_]     [_]      [_]

4.f      To approve amendments to the fundamental investment restriction regarding industry concentration.

                    FOR   AGAINST   ABSTAIN                       FOR   AGAINST   ABSTAIN                     FOR   AGAINST  ABSTAIN
Fundname Drop-in 1  [_]     [_]       [_]     Fundname Drop-in 2  [_]     [_]       [_]   Fundname Drop-in 3  [_]     [_]      [_]
Fundname Drop-in 4  [_]     [_]       [_]     Fundname Drop-in 5  [_]     [_]       [_]   Fundname Drop-in 6  [_]     [_]      [_]

5.a      To eliminate the fundamental investment restriction regarding making investments in companies for the purpose of exercising control or management.

                    FOR   AGAINST   ABSTAIN                       FOR   AGAINST   ABSTAIN                     FOR   AGAINST  ABSTAIN
Fundname Drop-in 1  [_]     [_]       [_]     Fundname Drop-in 2  [_]     [_]       [_]   Fundname Drop-in 3  [_]     [_]      [_]
Fundname Drop-in 4  [_]     [_]       [_]     Fundname Drop-in 5  [_]     [_]       [_]   Fundname Drop-in 6  [_]     [_]      [_]

5.b      To eliminate the fundamental investment restriction regarding purchasing securities on margin and making short sales.

                    FOR   AGAINST   ABSTAIN                       FOR   AGAINST   ABSTAIN                     FOR   AGAINST  ABSTAIN
Fundname Drop-in 1  [_]     [_]       [_]     Fundname Drop-in 2  [_]     [_]       [_]   Fundname Drop-in 3  [_]     [_]      [_]
Fundname Drop-in 4  [_]     [_]       [_]     Fundname Drop-in 5  [_]     [_]       [_]   Fundname Drop-in 6  [_]     [_]      [_]

5.c      To eliminate the fundamental investment restriction regarding purchasing securities of other investment companies.

                    FOR   AGAINST   ABSTAIN                       FOR   AGAINST   ABSTAIN                     FOR   AGAINST  ABSTAIN
Fundname Drop-in 1  [_]     [_]       [_]     Fundname Drop-in 2  [_]     [_]       [_]   Fundname Drop-in 3  [_]     [_]      [_]
Fundname Drop-in 4  [_]     [_]       [_]     Fundname Drop-in 5  [_]     [_]       [_]   Fundname Drop-in 6  [_]     [_]      [_]

5.d      To eliminate the fundamental investment restriction regarding investment in options.

                    FOR   AGAINST   ABSTAIN                       FOR   AGAINST   ABSTAIN                     FOR   AGAINST  ABSTAIN
Fundname Drop-in 1  [_]     [_]       [_]     Fundname Drop-in 2  [_]     [_]       [_]   Fundname Drop-in 3  [_]     [_]      [_]
Fundname Drop-in 4  [_]     [_]       [_]     Fundname Drop-in 5  [_]     [_]       [_]   Fundname Drop-in 6  [_]     [_]      [_]

5.e      To eliminate the fundamental investment restriction regarding participating in joint trading accounts.

                    FOR   AGAINST   ABSTAIN                       FOR   AGAINST   ABSTAIN                     FOR   AGAINST  ABSTAIN
Fundname Drop-in 1  [_]     [_]       [_]     Fundname Drop-in 2  [_]     [_]       [_]   Fundname Drop-in 3  [_]     [_]      [_]
Fundname Drop-in 4  [_]     [_]       [_]     Fundname Drop-in 5  [_]     [_]       [_]   Fundname Drop-in 6  [_]     [_]      [_]

5.f      To eliminate the fundamental investment restriction regarding purchases or sales of portfolio securities made by affiliates.

                    FOR   AGAINST   ABSTAIN                       FOR   AGAINST   ABSTAIN                     FOR   AGAINST  ABSTAIN
Fundname Drop-in 1  [_]     [_]       [_]     Fundname Drop-in 2  [_]     [_]       [_]   Fundname Drop-in 3  [_]     [_]      [_]
Fundname Drop-in 4  [_]     [_]       [_]     Fundname Drop-in 5  [_]     [_]       [_]   Fundname Drop-in 6  [_]     [_]      [_]

5.g      To eliminate the fundamental investment restriction regarding diversification of investments and regarding acquiring more than certain percentages of the securities of any one issuer.

                    FOR   AGAINST   ABSTAIN                       FOR   AGAINST   ABSTAIN                     FOR   AGAINST  ABSTAIN
Fundname Drop-in 1  [_]     [_]       [_]     Fundname Drop-in 2  [_]     [_]       [_]   Fundname Drop-in 3  [_]     [_]      [_]
Fundname Drop-in 4  [_]     [_]       [_]     Fundname Drop-in 5  [_]     [_]       [_]   Fundname Drop-in 6  [_]     [_]      [_]

                    EVERY SHAREHOLDERS' VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY!

                        FRANK RUSSELL INVESTMENT COMPANY
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 15, 2001


The undersigned, revoking all Proxies heretofore given, hereby appoints each of Rick Chase, Greg Lyons and Mary Beth Rhoden, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned shares in the funds of Frank Russell Investment Company ("FRIC") which the undersigned is entitled to vote at the special meeting of the
Shareholders of FRIC to be held on November 15, 2001, at 10:00 a.m., Pacific Time, in the offices of FRIC located at 909 A Street,
Tacoma, Washington, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present as indicated on this proxy card.

Proxy Solicited on Behalf of FRIC's Board of Trustees. The Board of Trustees of FRIC Recommends That You Vote For Each Proposal.
The Proxies are Authorized in Their Discretion to Transact Such Other Business as May Properly Come Before the Special Meeting or
any Adjournment Thereof.

                                                                              VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                                                                            --------------------------------------------------------

                                                                            --------------------------------------------------------




                                                                            NOTE: Please sign exactly as your name appears on this
                                                                            Proxy. If signing for estates, trusts or corporations,
                                                                            title or capacity should be stated. If shares are held
                                                                            jointly, each holder should sign.


                                                                            --------------------------------------------------------
                                                                            Signature

                                                                            --------------------------------------------------------
                                                                            Signature (if held jointly)

                                                                            --------------------------------------------------------
                                                                            Date                                          FRP_11769B



FUND                                                       FUND
----                                                       ----
Fundname Drop-in 7              12578.2560                 Fundname Drop-in 8                  5125.2450
Fundname Drop-in 9               5635.5087                 Fundname Drop-in 10                 2265.5654
Fundname Drop-in 11              5635.5087                 Fundname Drop-in 12                 2265.5654

Please vote by filling in the appropriate box below. If you do not mark one or more boxes, your Proxy will be voted FOR the proposals set forth below for which you have not specified a vote. PLEASE MARK VOTES AS IN THIS EXAMPLE: [_]
-----------------------------------------------------------------------------------
To vote FOR all Funds on all Proposals mark this box. (No other vote is necessary.)
        ---                                                                                 FOR       WITHHOLD       FOR ALL
-----------------------------------------------------------------------------------         ALL         ALL           EXCEPT
1.       Election of Trustees:  01  Kristianne Blake    02  Raymond P. Tennison, Jr         [_]         [_]            [_]

         To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided:__________________________________

2.       To approve a change in the Equity Income and Equity III Funds' fundamental investment objective such that such Funds will seek to provide capital appreciation.

                    FOR   AGAINST   ABSTAIN                                    FOR   AGAINST   ABSTAIN
Fundname Drop-in 7  [_]     [_]       [_]                  Fundname Drop-in 8  [_]     [_]       [_]

3.a      To approve amendments to the fundamental investment restriction regarding borrowing.

                    FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop-in 7  [_]     [_]       [_]    Fundname Drop-in 8  [_]     [_]       [_]    Fundname Drop-in 9  [_]     [_]      [_]
Fundname Drop-in 10 [_]     [_]       [_]    Fundname Drop-in 11 [_]     [_]       [_]    Fundname Drop-in 12 [_]     [_]      [_]

3.b      To approve amendments to the fundamental investment restriction regarding underwriting.

                    FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop-in 7  [_]     [_]       [_]    Fundname Drop-in 8  [_]     [_]       [_]    Fundname Drop-in 9  [_]     [_]      [_]
Fundname Drop-in 10 [_]     [_]       [_]    Fundname Drop-in 11 [_]     [_]       [_]    Fundname Drop-in 12 [_]     [_]      [_]

3.c      To approve amendments to the fundamental investment restriction regarding lending.

                    FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop-in 7  [_]     [_]       [_]    Fundname Drop-in 8  [_]     [_]       [_]    Fundname Drop-in 9  [_]     [_]      [_]
Fundname Drop-in 10 [_]     [_]       [_]    Fundname Drop-in 11 [_]     [_]       [_]    Fundname Drop-in 12 [_]     [_]      [_]

3.d      To approve amendments to the fundamental investment restriction regarding investing in commodities.

                    FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop-in 7  [_]     [_]       [_]    Fundname Drop-in 8  [_]     [_]       [_]    Fundname Drop-in 9  [_]     [_]      [_]
Fundname Drop-in 10 [_]     [_]       [_]    Fundname Drop-in 11 [_]     [_]       [_]    Fundname Drop-in 12 [_]     [_]      [_]

3.e      To approve amendments to the fundamental investment restriction regarding issuing senior securities.

                    FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop-in 7  [_]     [_]       [_]    Fundname Drop-in 8  [_]     [_]       [_]    Fundname Drop-in 9  [_]     [_]      [_]
Fundname Drop-in 10 [_]     [_]       [_]    Fundname Drop-in 11 [_]     [_]       [_]    Fundname Drop-in 12 [_]     [_]      [_]

3.f      To approve amendments to the fundamental investment restriction regarding industry concentration.

                    FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop-in 7  [_]     [_]       [_]    Fundname Drop-in 8  [_]     [_]       [_]    Fundname Drop-in 9  [_]     [_]      [_]
Fundname Drop-in 10 [_]     [_]       [_]    Fundname Drop-in 11 [_]     [_]       [_]    Fundname Drop-in 12 [_]     [_]      [_]

4.a-4.f  THIS PROPOSAL IS NOT APPLICABLE TO YOUR FUND(S).

5.a      To eliminate the fundamental investment restriction regarding making investments in companies for the purpose of exercising control or management.

                    FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop-in 7  [_]     [_]       [_]    Fundname Drop-in 8  [_]     [_]       [_]    Fundname Drop-in 9  [_]     [_]      [_]
Fundname Drop-in 10 [_]     [_]       [_]    Fundname Drop-in 11 [_]     [_]       [_]    Fundname Drop-in 12 [_]     [_]      [_]

5.b      To eliminate the fundamental investment restriction regarding purchasing securities on margin and making short sales.

                    FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop-in 7  [_]     [_]       [_]    Fundname Drop-in 8  [_]     [_]       [_]    Fundname Drop-in 9  [_]     [_]      [_]
Fundname Drop-in 10 [_]     [_]       [_]    Fundname Drop-in 11 [_]     [_]       [_]    Fundname Drop-in 12 [_]     [_]      [_]

5.c      To eliminate the fundamental investment restriction regarding purchasing securities of other investment companies.

                    FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop-in 7  [_]     [_]       [_]    Fundname Drop-in 8  [_]     [_]       [_]    Fundname Drop-in 9  [_]     [_]      [_]
Fundname Drop-in 10 [_]     [_]       [_]    Fundname Drop-in 11 [_]     [_]       [_]    Fundname Drop-in 12 [_]     [_]      [_]

5.d      To eliminate the fundamental investment restriction regarding investment in options.

                    FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop-in 7  [_]     [_]       [_]    Fundname Drop-in 8  [_]     [_]       [_]    Fundname Drop-in 9  [_]     [_]      [_]
Fundname Drop-in 10 [_]     [_]       [_]    Fundname Drop-in 11 [_]     [_]       [_]    Fundname Drop-in 12 [_]     [_]      [_]

5.e      To eliminate the fundamental investment restriction regarding participating in joint trading accounts.

                    FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop-in 7  [_]     [_]       [_]    Fundname Drop-in 8  [_]     [_]       [_]    Fundname Drop-in 9  [_]     [_]      [_]
Fundname Drop-in 10 [_]     [_]       [_]    Fundname Drop-in 11 [_]     [_]       [_]    Fundname Drop-in 12 [_]     [_]      [_]

5.f      To eliminate the fundamental investment restriction regarding purchases or sales of portfolio securities made by affiliates.

                    FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop-in 7  [_]     [_]       [_]    Fundname Drop-in 8  [_]     [_]       [_]    Fundname Drop-in 9  [_]     [_]      [_]
Fundname Drop-in 10 [_]     [_]       [_]    Fundname Drop-in 11 [_]     [_]       [_]    Fundname Drop-in 12 [_]     [_]      [_]

5.g      To eliminate the fundamental investment restriction regarding diversification of investments and regarding acquiring more than certain percentages of the securities of any one issuer.

                    FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop-in 7  [_]     [_]       [_]    Fundname Drop-in 8  [_]     [_]       [_]    Fundname Drop-in 9  [_]     [_]      [_]
Fundname Drop-in 10 [_]     [_]       [_]    Fundname Drop-in 11 [_]     [_]       [_]    Fundname Drop-in 12 [_]     [_]      [_]

5.h      To eliminate the Fixed Income I, Diversified Bond and Short Term Bond Funds' fundamental investment restriction regarding investments in convertible bonds.

                    FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop-in 7  [_]     [_]       [_]    Fundname Drop-in 8  [_]     [_]       [_]    Fundname Drop-in 9  [_]     [_]      [_]

                    EVERY SHAREHOLDERS' VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY!
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